UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Allergan, Inc.

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EXPLANATORY NOTE

In light of the Preliminary Solicitation Statement of PS Fund 1, LLC, a Delaware limited liability company, filed with the Securities and Exchange Commission (the “SEC”) on June 2, 2014 (the “Preliminary Solicitation Statement”), Allergan, Inc. (the “Company”) is filing the attached press releases, presentations and other communications (together, the “Prior Communications”) as soliciting material pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended. Each of the Prior Communications was issued publicly by the Company and/or filed with the SEC by the Company before the date of filing of the Preliminary Solicitation Statement.

Important Additional Information

The Company, its directors and certain of its officers and employees are participants in solicitations of Company stockholders. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s proxy statement for its 2014 annual meeting of stockholders, filed with the SEC on March 26, 2014 and as supplemented by the proxy information filed with the SEC on April 22, 2014. Additional information can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on February 25, 2014 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, filed with the SEC on May 7, 2014. To the extent holdings of the Company’s securities have changed since the amounts printed in the proxy statement for the 2014 annual meeting of stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov.

STOCKHOLDERS ARE ENCOURAGED TO READ ANY COMPANY SOLICITATION STATEMENT (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of any solicitation statement and any other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. In addition, copies will also be available at no charge at the Investors section of the Company’s website at www.allergan.com.

FOR IMMEDIATE RELEASE

Allergan Acknowledges Revised, Unsolicited Proposal from Valeant and Pershing Square

Advises Stockholders to Take No Action at This Time

Irvine, Calif., (May 30, 2014) — Allergan, Inc. (NYSE: AGN) (“Allergan” or the “Company”) today acknowledged that Valeant Pharmaceuticals International, Inc. (“Valeant”) and Pershing Square Capital Management, L.P. (“Pershing Square”) have made a second revised, unsolicited proposal to acquire all of the outstanding shares of the Company for a combination of 0.83 of Valeant common shares, $72.00 in cash per share of common stock of the Company, and a Contingent Value Right (CVR) related to DARPin® sales (the “Re-Revised Proposal”).

Allergan has not yet received the Re-Revised Proposal from Valeant and Pershing Square. When the Company receives the Re-Revised Proposal, the Allergan Board of Directors (the “Board”) will carefully review and consider it and pursue the course of action that the Board believes is in the best interests of the Company and all of its stockholders. No action by Allergan’s stockholders is required at this time.

The Company noted that on April 22, 2014, Valeant proposed acquiring all of the outstanding shares of Allergan for 0.83 shares of Valeant stock and $48.30 in cash (the “Original Proposal”). On May 12, 2014, after a comprehensive review conducted in consultation with its financial and legal advisors, the Board unanimously concluded that the Original Proposal substantially undervalued Allergan, created significant risks and uncertainties for the stockholders of Allergan, and was not in the best interests of the Company and its stockholders. Today’s proposal is a re-revised proposal by both Valeant and Pershing Square updating the offer made by Valeant two days ago on May 28th, 2014 that the Board had not yet responded to.

In a May 27, 2014 investor presentation, Allergan noted a number of important issues regarding the sustainability of Valeant’s business model and stock value that Allergan believes are highly relevant considerations for Allergan’s stockholders.

Goldman, Sachs & Co. and BofA Merrill Lynch are serving as financial advisors to the Company and Latham & Watkins, Richards, Layton & Finger, P.A. and Wachtell, Lipton, Rosen & Katz are serving as legal counsel to the Company.

About Allergan

Allergan is a multi-specialty health care company established more than 60 years ago with a commitment to uncover the best of science and develop and deliver innovative and meaningful treatments to help people reach their life’s potential. Today, we have approximately 11,600 highly dedicated and talented employees, global marketing and sales capabilities with a presence in more than 100 countries, a rich and ever-evolving portfolio of pharmaceuticals, biologics, medical devices and over-the-counter consumer products, and state-of-the-art resources in R&D, manufacturing and safety surveillance that help millions of patients see more clearly, move more freely and express themselves more fully. From our beginnings as an eye care company to our focus today on several medical specialties, including eye care, neurosciences, medical aesthetics, medical dermatology, breast aesthetics, and urologics, Allergan is proud to celebrate more than 60 years of medical advances and proud to support the patients and customers who rely on our products and the employees and communities in which we live and work. For more information regarding Allergan, go to: www.allergan.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding a proposed offer or proposal by Valeant and/or Pershing Square. These forward-looking statements are made as of the date they were first issued and are based on current expectations as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Allergan’s control. Allergan expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. Additional information concerning these and other risks can be found in press releases issued by Allergan, as well as Allergan’s public filings with the U.S. Securities and Exchange Commission, including the discussion under the heading “Risk Factors” in Allergan’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Copies of Allergan’s press releases and additional information about Allergan are available at www.allergan.com or you can contact the Allergan Investor Relations Department by calling 1-714-246-4636.

Allergan Contacts

Bonnie Jacobs, Allergan (714) 246-5134

Joele Frank, Dan Katcher, and Scott Bisang, Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449

FOR IMMEDIATE RELEASE

Allergan Confirms Receipt of Revised, Unsolicited Proposal from Valeant

Advises Stockholders to Take No Action at This Time

Irvine, Calif., (May 28, 2014) — Allergan, Inc. (NYSE: AGN) (“Allergan” or the “Company”) today confirmed that it has received a revised, unsolicited proposal from Valeant Pharmaceuticals International, Inc. (“Valeant”) to acquire all of the outstanding shares of the Company for a combination of 0.83 of Valeant common shares, $58.30 in cash per share of common stock of the Company, and a Contingent Value Right (CVR) related to DARPin® sales (the “Revised Proposal”).

The Allergan Board of Directors (the “Board”) will carefully review and consider the Revised Proposal and pursue the course of action that the Board believes is in the best interests of the Company and all of its stockholders. No action by Allergan’s stockholders is required at this time.

The Company noted that on April 22, 2014, Valeant proposed acquiring all of the outstanding shares of Allergan for 0.83 shares of Valeant stock and $48.30 in cash (the “Original Proposal”). On May 12, 2014, after a comprehensive review conducted in consultation with its financial and legal advisors, the Board unanimously concluded that the Original Proposal substantially undervalued Allergan, created significant risks and uncertainties for the stockholders of Allergan, and was not in the best interests of the Company and its stockholders.

Following that decision and in order to address questions and concerns raised by Allergan’s stockholders, the Company retained two nationally-recognized financial consultants and forensic accountants, Alvarez & Marsal and FTI Consulting, to evaluate the inherent value of Valeant’s business model and stock. As part of this review, Allergan filed an investor presentation with the Securities and Exchange Commission on May 27, 2014 detailing the analysis of publicly-available data on Valeant and, among other things, the opaque nature of Valeant’s pro-forma driven financial reporting. The presentation addresses a number of important issues regarding the sustainability of Valeant’s business model and stock value that Allergan believes are highly relevant considerations for Allergan’s stockholders.

Goldman, Sachs & Co. and BofA Merrill Lynch are serving as financial advisors to the Company and Latham & Watkins, Richards, Layton & Finger, P.A. and Wachtell, Lipton, Rosen & Katz are serving as legal counsel to the Company.

About Allergan

Allergan is a multi-specialty health care company established more than 60 years ago with a commitment to uncover the best of science and develop and deliver innovative and meaningful treatments to help people reach their life’s potential. Today, we have approximately 11,600 highly dedicated and talented employees, global marketing and sales capabilities with a presence in more than 100 countries, a rich and ever-evolving portfolio of pharmaceuticals, biologics, medical devices and over-the-counter consumer products, and state-of-the-art resources in R&D, manufacturing and safety surveillance that help millions of patients see more clearly, move more freely and express themselves more fully. From our beginnings as an eye care company to our focus today on several medical specialties, including eye care, neurosciences, medical aesthetics, medical dermatology, breast aesthetics, and urologics, Allergan is proud to celebrate more than 60 years of medical advances and proud to support the patients and customers who rely on our products and the employees and communities in which we live and work. For more information regarding Allergan, go to: www.allergan.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding a proposed offer or proposal by Valeant and/or Pershing Square. These forward-looking statements are made as of the date they were first issued and are based on current expectations as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Allergan’s control. Allergan expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. Additional information concerning these and other risks can be found in press releases issued by Allergan, as well as Allergan’s public filings with the U.S. Securities and Exchange Commission, including the discussion under the heading “Risk Factors” in Allergan’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Copies of Allergan’s press releases and additional information about Allergan are available at www.allergan.com or you can contact the Allergan Investor Relations Department by calling 1-714-246-4636.

Allergan Contacts

Bonnie Jacobs, Allergan (714) 246-5134

Joele Frank, Dan Katcher, and Scott Bisang, Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449

Allergan Files Investor Presentation Detailing Concerns About the Sustainability of Valeant’s

Business Model

Presentation Raises Significant Issues to be Considered

When Evaluating the Value of Valeant’s Equity

Irvine, Calif., (May 27, 2014) — Allergan, Inc. (NYSE: AGN) (“Allergan” or the “Company”) today announced that it has filed an investor presentation with the Securities and Exchange Commission (“SEC”) and posted the presentation under the “Investors” section of the Company’s website detailing its initial concerns about the sustainability of Valeant Pharmaceuticals International, Inc.’s (“Valeant”) business model.

Allergan retained two nationally-recognized financial consultants and forensic accountants, Alvarez & Marsal and FTI Consulting, to evaluate certain concerns about the inherent value of Valeant’s business model and stock. With the assistance of these two independent firms, and in response to feedback from numerous Allergan stockholders and analysts, Allergan and its legal and financial advisors carefully analyzed publicly available data on Valeant and the opaque nature of Valeant’s pro-forma driven financial reporting.

The presentation raises a number of important issues about Valeant’s business model and stock value that Allergan’s stockholders need to be aware of.

¡	What is Valeant’s real organic growth?

Allergan believes that Valeant’s organic sales growth, which is primarily driven by price increases, is overstated based on changing definitions and classifications with no disclosure of key products. The pro-forma revenue growth from Valeant’s SEC filings paints a picture far different from what is communicated to investors. Valeant’s pro-forma revenue growth including acquisitions for fiscal year 2013 was -0.5%. In the first quarter of 2014, the growth rate declined to -1.4%.

¡	How have the two largest Valeant acquisitions (Bausch & Lomb and Medicis) performed under Valeant’s ownership? How have other acquisitions performed?

Analysis based upon data acquired from IMS FIRST, a provider of top-line information about pharmaceutical companies and the largest vendor of U.S. physician prescribing data, raises concerns about the source of Bausch & Lomb’s growth. This analysis indicates substantial erosion in units sold for three out of four of Bausch & Lomb’s largest prescription ophthalmic products, for which Valeant compensates with significant list price increases.

The Medicis business is losing market share and increasing prices at, we believe, an unsustainable pace. Since Valeant acquired Medicis, Allergan has rapidly accelerated its capture of market share. Over this same timeframe, Valeant increased prices for Medicis’ six largest products by a significant and, we believe, unsustainable amount.

¡	Does Valeant have any experience promoting products of Allergan’s scale?

Valeant’s limited experience with large, global scale products represents a material execution risk attempting to grow Allergan’s categories and launching significant new large products through existing channels. Allergan would be Valeant’s largest acquisition and the synergies proposed by Valeant are the most aggressive to date. Botox’s annual sales are more than seven times greater than each of Valeant’s largest products, Zovirax and Wellbutrin, which are declining or stagnant.

¡	How stable is Valeant’s management team?

The only executive officers continuing to serve at Valeant since 2011 are J. Michael Pearson and Robert R. Chai-Onn. Seven executive officers have departed over this period. In addition, three Board members, Fred Hassan, G. Mason Morfit and Lloyd M. Segal, recently resigned, with two citing “potential conflicts” - one of whom withdrew after a tenure of less than a year.

¡	Can Valeant cut $2.7bn of Allergan’s expenses without disrupting the performance of the business?

Valeant will only be able to achieve a fraction of its stated SG&A and R&D synergies without destroying Allergan’s near-term and long-term value. Valeant has indicated it will maintain R&D required for post-approval and maintenance, product line extensions and late phase projects, but drastically underestimates the spend required by approximately $350 million. Moreover, Valeant’s purported SG&A synergies are unrealistic given Valeant’s goals, as communicated in numerous letters to its customers: “I want to reassure all of you that we remain committed to investing in you and in the fields of Dermatology, Aesthetics and Eye Care.”1

¡	What is the relative distribution strength of Allergan vs. Valeant in important emerging markets (BRICs)?

In the BRIC Countries, Allergan’s sales are approximately 4 times larger than Bausch & Lomb’s prescription ophthalmic sales. While Valeant boasts market growth in emerging markets, it is important to clarify that these are smaller markets with less revenue potential.

¡	Is Valeant’s low tax rate sustainable?

Valeant’s multiple off-shore tax deferral structures are aggressive, difficult to sustain and compound risk in multiple jurisdictions. No other pharmaceutical or healthcare peers that have recently re-domiciled outside the U.S. have achieved tax rates nearly as low as Valeant, which suggests that Valeant’s tax strategies are abnormally aggressive.

¡	Are Valeant’s accounting practices clearly consistent with others in the industry?

Valeant’s management team, which seems to change reporting methodology when convenient, has realigned Valeant’s segment reporting structure three times in the past three years, decreasing the level of disaggregation each time. Furthermore, in a survey conducted by an independent consultant, Valeant was the only company that organizes segments on a geographic basis.

1 Permission to use quotations was neither sought nor obtained.

¡	Is a business model centered on a serial acquisition and cost cutting strategy sustainable?

Valeant’s model of taking on debt to serially acquire companies will become incrementally harder to do as interest rates move higher. While appearing on CNBC on May 15, 2014, Jim Chanos, president and founder of Kynikos Associates, noted many of the same issues other Allergan stockholders expressed, stating, “Roll ups are generally accounting-driven, and we certainly think that’s the case in [Valeant]. We think [Valeant] is playing some very aggressive accounting games when they buy companies, write down the assets, and also engaged in what we call spring-loading.”1 Allergan expressed these concerns as well.

Alvarez & Marsal and FTI Consulting are acting as Allergan’s financial consultants and forensic accountants.

Goldman, Sachs & Co. and BofA Merrill Lynch are serving as financial advisors to the Company and Latham & Watkins, Richards, Layton & Finger, P.A. and Wachtell, Lipton, Rosen & Katz are serving as legal counsel to the Company.

About Allergan

Allergan is a multi-specialty health care company established more than 60 years ago with a commitment to uncover the best of science and develop and deliver innovative and meaningful treatments to help people reach their life’s potential. Today, we have approximately 11,600 highly dedicated and talented employees, global marketing and sales capabilities with a presence in more than 100 countries, a rich and ever-evolving portfolio of pharmaceuticals, biologics, medical devices and over-the-counter consumer products, and state-of-the-art resources in R&D, manufacturing and safety surveillance that help millions of patients see more clearly, move more freely and express themselves more fully. From our beginnings as an eye care company to our focus today on several medical specialties, including eye care, neurosciences, medical aesthetics, medical dermatology, breast aesthetics, and urologics, Allergan is proud to celebrate more than 60 years of medical advances and proud to support the patients and customers who rely on our products and the employees and communities in which we live and work. For more information regarding Allergan, go to: www.allergan.com

Important Information

Information contained in this press release regarding Valeant is taken directly from the information publicly disclosed by Valeant and we do not make any representations or warranties, either express or implied, with respect to such information’s accuracy or completeness. In addition, certain other information contained in this press release is based on publicly available sources as of the date of this press release, and while we have no reason to believe that such information is not accurate, we can provide no such assurances with respect thereto. IMS data used in this press release has been purchased from IMS Health, a provider of healthcare information. The information in this press release represents the opinions of Allergan and investors and stockholders should make their own independent investigations of the matters referenced in this press release and draw their own conclusions.

Allergan Contacts

Bonnie Jacobs, Allergan (714) 246-5134

Joele Frank, Dan Katcher, and Scott Bisang, Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449

1 Permission to use quotations was neither sought nor obtained.

May 27, 2014 Certain Potential Business Risks And Issues With Valeant Pharmaceuticals International, Inc.

Important Information

Information contained in this presentation regarding Valeant Pharmaceuticals International, Inc. (“Valeant”) is taken directly from the information publicly disclosed by Valeant and we do not make any representations or warranties, either express or implied, with respect to such information’s accuracy or completeness. In addition, certain other information contained in this presentation is based on publicly available sources as of the date of this presentation, and while we have no reason to believe that such information is not accurate, we can provide no such assurances with respect thereto. IMS data used in this presentation has been purchased from IMS Health, a provider of healthcare information. The information in this presentation represents the opinions of Allergan and Investors and stockholders should make their own independent investigations of the matters referenced in this presentation and draw their own conclusions.

2

Introduction

As Allergan’s Board of Directors stated on May 12, 2014, the Valeant/Pershing Square unsolicited proposal of April 22, 2014 substantially undervalues Allergan - regardless of the consideration mix

Over the course of the past several weeks since the Valeant/Pershing Square proposal, we have met with many of our stockholders and stock analysts

During those conversations, many stockholders and stock analysts expressed serious concerns about the sustainability of Valeant’s business model. Some of the key themes included:

Valeant’s low organic sales growth (driven mostly by price increases)

Sustainability of acquisitions strategy

Low R&D investment and the impact on future growth

Market share erosion due to lack of sales and marketing infrastructure and investment

Lack of transparency in financial reporting and sustainability of tax structure

Given that the Valeant unsolicited proposal includes a substantial amount of Valeant stock in exchange for acquiring Allergan, this is a serious concern for Allergan stockholders

In order to respond to concerns expressed by some of our stockholders, Allergan engaged two independent, third party consultants and forensic accountants to conduct an initial review of Valeant based on publicly available information

Alvarez & Marsal and FTI Consulting have reviewed this analysis and confirmed key components presented herein

3

Key Questions About Valeant That All Of Allergan’s Stockholders Should Consider

What is Valeant’s real organic growth?

How have the two largest Valeant acquisitions (Bausch & Lomb and Medicis) performed under Valeant’s ownership? How have other acquisitions performed?

Does Valeant have any experience promoting products of Allergan’s scale?

How stable is Valeant’s management team?

Can Valeant cut $2.7bn of Allergan’s expenses without disrupting the performance of the business?

What is the relative distribution strength of Allergan vs. Valeant in prescription ophthalmology in significant emerging markets (BRIC)?

Is Valeant’s stated tax rate achievable and sustainable?

Are Valeant’s accounting practices consistent with others in the industry?

Is a business model centered on a serial acquisition and cost cutting strategy sustainable?

What do Allergan’s stockholders “gain” by merging with Valeant?

4

What is Valeant's Real Organic Revenue Growth? Dissecting Organic Growth Rates


Q1 2014 Revenue Growth Rates
FY 2013 Revenue Growth Rates
Organic Growth Ex-Generics Impact (As Reported by Valeant)
8.0%
10.0%
Organic Growth Including Generics Impact (As Reported by Valeant)
1.0%
0.0%
Pro-Forma Revenue Growth
(1.4%)
(0.5%)
(5.0%) 0.0% 5.0% 10.0% 15.0%
(5.0%) 0.0% 5.0% 10.0% 15.0%

Pharma peers generally do not exclude the impact of generics from organic growth

"Given the impact of generics on the Zovirax franchise, Retin-A Micro, and BenzaClin, we thought it would be more useful to our investors to **show organic growth excluding these products to demonstrate the growth of the underlying business**. As we move forward we will **continue to show organic growth without the impact of significant generics.**"

Michael Pearson – Valeant CEO – Q3-2013 Earnings Conference Call

"We are going to show, as reported, with the impact of all of the generics. **We have not made a decision going forward as to whether we are going to show it both with the impact of generics and then backing them out.**"

Howard Schiller – Valeant CFO – Q4-2013 Earnings Conference Call

The pro-forma revenue growth from Valeant's SEC filings paints a picture far different from what is communicated to the investors and management seems to change reporting methodology when convenient

Source: Valeant SEC public filings.
Note: Permission to use quotes was neither sought nor received.
Note: Pro–forma revenue reviewed by independent consultants and forensic accountants. Presents unaudited consolidated results of operations, as if the acquisitions had occurred at the beginning of the fiscal period as disclosed in the 10-Ks and 10-Qs. From footnotes to Valeant 10-Q, first quarter 2014 pro-forma revenue of $1,889.9mm decreased from first quarter pro-forma 2013 revenue of $1,917.1mm. From footnotes to Valeant 10-K, full year 2013 pro-forma revenue of $7,665.9mm decreased from 2012 full year pro-forma revenue of $7,700.6mm.

ALLERGAN
Our pursuit. Life's potential.®
5

What are the Drivers of Valeant's Top-Line Growth and How Transparent is the Sales Reporting?

Acquisitions are driving Valeant's top-line growth


Revenue Bridge - FY11 - FY13
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$2,427
$1,023
$198
($70)
($99)
$3,480
$2,489
($85)
($68)
($47)
$5,770
FY11
Acquisitions
Base Business (1)
Divest., discont. and other
FX impact
FY12
Acquisitions
Base Business (1)
Divest., discont. and other
FX Impact
FY13

- **Valeant realigned its segment reporting structure 3 times in the past 3 years, decreasing the level of disaggregation each time**
- **In a survey conducted by an independent consultant, Valeant was the only pharmaceutical company that organizes segments on a geographic basis with no product detail**

2011

- US Neurology and Other
- US Dermatology
- Canada and Australia
- Branded Generics – Europe
- Branded Generics – Latin America

2012

- US Neurology and Other
- US Dermatology
- Canada and Australia
- Emerging Markets

2013

- Developed Markets
- Emerging Markets

Source: Valeant 8-Ks Table 6 – Organic Growth – by Segment.
Note: Reviewed by independent consultants and forensic accountants. 2012 acquisitions include: Medicis, certain assets of Johnson & Johnson Consumer Companies, certain assets of QLT Inc. and QLT Ophthalmics, OraPharma Topco Holdings, certain assets of University Medical Pharmaceuticals, certain assets of Atlantis Pharma, certain assets of Gerot Lannach and Probiotica Laboratorios. 2013 acquisitions include: B&L, Obagi Medical products, Certain assets of Eisai and Natur Produkt International.
(1) Base business includes amounts Valeant categorizes as organic, developed markets, and other.

ALLERGAN
Our pursuit. Life's potential.®
6

How Has The Prescription Ophthalmology Business of Bausch & Lomb Performed In The U.S. Post Acquisition?

“This morning we reported Valeant’s fourth quarter results for 2013, which were driven by strong  sales growth and profitability across all our regions, including continued outperformance from  Bausch & Lomb, since the August 5 close.”

Michael Pearson, CEO, 02/27/14

Overall Business Shows However, Significant Erosion In With Price Being The Key Growth (IMS Dollars) Units Sold Driver Of Growth

LOTEMAX® 16.0% (21.0%) 46.0%

BESIVANCE® 30.0% 12.0% 16.0%

ALREX® 5.0% (12.0%) 20.0%

BEPREVE® (3.0%) (21.0%) 23.0%

U.S. B&L 2.0% (19.0%) 11.0%

(20.0%) 0.0% 20.0% 40.0% (40.0%) (20.0%) 0.0% 20.0% 0.0% 20.0% 40.0% 60.0%

IMS Data Suggests That Most Of Bausch & Lomb’s Growth Is Attributable To What We Believe Are Unsustainable Price Increases

Source: Analysis based upon IMS FIRST Q4 2013 vs. Q4 2012. Total U.S. Bausch & Lomb sales represents Eye Care.

Note: Individual products listed denote products that were launched after 2012. Note: Permission to use quotes was neither sought nor received.

Note: Reviewed by independent consultants and forensic accountants.

7

How Has Medicis Performed Post Acquisition?

U.S. Aesthetic Neuromodulator Market Share



100%
80%
60%
40%
20%
0%
Dysport Market Share
Pre-acquisition: ~17%
April 2014: ~14%
Q2/12
Q3/12
Q4/12
Q1/13
Q2/13
Q3/13
Q4/13
Q1/14
April '14
BOTOX®
DYSPORT® (Valeant)
XEOMIN® (Merz)

U.S. Filler Unit Market Share



100%
80%
60%
40%
20%
0%
Pre-Acquisition
April 2014
RESTYLANE ®
#1 Brand
#3 Brand
Filler Franchise
#1 Brand
#2 Brand
(Despite January 2014 sales force increases)
#1
#1
#1
#1
#1
#1
#2
#2
#2
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
April '14
Allergan
Valeant (Medicis) (1)
Merz / BioForm
Others

Medicis U.S. Pricing Per Product Trends(2)



+14%
$475
$541
+16%
$151
$175
+11%
$240
$266
+11%
$432
$479
+11%
$265
$293
$527
DYSPORT®
RESTYLANE® 0.5mL
RESTYLANE® 1.0mL
RESTYLANE® 2.0mL
PERLANE® 1.0mL
PERLANE® 2.0mL
Pre-Acquisition
Post-Acquisition

FY12 to FY 13 Price and Volume Changes(3) (Global)



% Variance
80%
60%
40%
20%
0%
(20%)
(40%)
(60%)
(27%)
(6%)
43%
(27%)
9%
(36%)
23%
(29%)
72%
(29%)
2%
(29%)
SOLODYN®
ZIANA®
LIDEMOL® / VANOS®
ALDARA®
Price
Volume

Rapid erosion of durable Medicis business within a short time following acquisition

Products listed are registered trademarks. Source: Guidepoint Global (historical figures Q1'14 and prior based upon the March 2014 panel). April 2014 figures based on April 2014 panel.

(1) Includes all Valeant (Medicis) fillers, including the RESTYLANE® brand.

(2) Pre-Acquisition indicates pricing data prior to Medicis acquisition by Valeant. Post-Acquisition indicates pricing data for 01-Mar-2013 for all products except DYSPORT® (01-Apr-2014). Price per vial / syringe.

(3) Source: IMS per list pricing.

ALLERGAN
Our pursuit. Life's potential.®
8

Does Valeant Have Any Experience Promoting Products Of Allergan’s Scale?

2013 Revenue ($mm)

Key Allergan Products and Key Valeant Products Globally

$2,500

$2,000 $1,982

Allergan would be Valeant’s largest acquisition $1,500

$1,000 $940

$625 $478 $474

$500 $378

$277 $240 $168 $150 $124 $115 $114 $100 $104 $102 $93 $88 $81 $77 $77 $76 $74 $72

$63 $62 $59 $57 $54 $50 $49 $46 $44

$0

Allergan At Net Prices

Valeant At Gross Prices

Valeant’s limited experience with large, global scale products represents a material execution risk attempting to grow Allergan’s categories and launching significant new large products through existing channels

Note: Allergan data represents 2013 reported net sales per SEC filings.

Note: Valeant data per IMS NPA data, IMS Analytic Link, IMS FIRST which is at WAC pricing and is reported at gross.

*	Based on industry sources. $425mm at gross but affected by alternative fulfillments.

(1) LUMIGAN® and ALPHAGAN® represent both franchises, respectively. (2) LOTEMAX® sales include LOTEMAX® solution and LOTEMAX® gel.

(3) DYSPORT® , RESTYLANE® and SCULPTRA® represent net sales, based on Allergan estimates triangulated with Guidepoint Global data.

9

How Stable is Valeant’s Management Team?

Significant Management Turnover Lack of Reimbursed Pharmaceutical Experience Lack Of Experience Managing Complex Global Businesses

2011 Executive Officers * 2012 2013 Present Executive Officers

J. Michael Pearson J. Michael Pearson J. Michael Pearson J. Michael Pearson Robert R. Chai-Onn Robert R. Chai-Onn Robert R. Chai-Onn Robert R. Chai-Onn Rajiv De Silva Rajiv De Silva Rajiv De Silva Rajiv De Silva PhilipW. Loberg PhilipW. Loberg PhilipW. Loberg PhilipW. Loberg Mark Durham Mark Durham Mark Durham Mark Durham Richard Masterson Richard Masterson Richard Masterson Richard Masterson Howard B. Schiller Howard B. Schiller Howard B. Schiller Dr. Susan Hall Dr. Susan Hall Dr. Susan Hall Brian M. Stolz Brian M. Stolz Ryan H. Weldon Ryan H. Weldon Jason D. Hanson (1) Jason D. Hanson Daniel Wechsler (2) Ari Kellen Laizer D. Kornwasser Dr. Pavel Mirovsky

In Addition, Recently Three Board Members (3) Replaced, Citing “Potential Conflicts” For Two Of Them, One Of Them Withdrawing After A Tenure Of Less Than A Year

Source: Company Filings, press releases.

* As disclosed on 2011 proxy. (1) Entered into a separation agreement with Valeant on May 8, 2013. Remained as consultant for a period of two months.

(2)	Previously at Bausch & Lomb, left after <1 year.
(3)	Left Valeant Board due to having full-time investment jobs that could limit their professional effectiveness.
10

How do Valeant’s Announced Synergies for Allergan Compare to Other Transactions that Valeant has Announced?

Synergies as a % of Target Operating Expenditure

80%

73% 70%

60%

49% 50%

40% 36% 30% 20% 20% 10%

0% (1) (2) (3)

Cephalon Medicis Bausch & Lomb Allergan

Valeant’s Synergy Estimates for Allergan Are Much Higher Than What It Has Announced for Other Acquisitions – Valeant Is Incentivized To Overstate Synergies Given Significant Stock Component In Its Offer

Source: Company Filings, Wall Street research, the Wall Street Journal and FactSet as of 05/02/14.

(1) Indicates a failed hostile bid. 11

(2) Based on 2012A Operating expenditures per B&L filings and announced synergies of $800mm. (3) Based on mid-point of Allergan’s guidance as of 05/07/14.

Is Allergan's Core Business At Risk Under Valeant Ownership?

Allergan 2013 Actual Standalone vs. Allergan Under Valeant Cost Cuts[1]


~39 %
~10 %
SG&A Ratio
~17 %
~2 %
R&D Ratio
Allergan 2013 Actual
Valeant Target

Observations and Considerations

- Valeant will only be able to achieve a fraction of stated SG&A and R&D synergies without destroying Allergan's long-term value
- Valeant drastically understates R&D spend required for post approval and maintenance, product line extensions and late phase projects
- Valeant's purported SG&A synergies are unrealistic given the company's stated goals:
  - *"I want to reassure all of you that we remain committed to investing in you and in the fields of Dermatology, Aesthetics and Eye Care"*

    – Michael Pearson – Letter to customers on 5/19/14
  - *"Investment in sales professionals to drive long-term relationships and create brand equity with medical stakeholders". "Valeant focuses on selling over marketing".*

    – Per Presentation Made on 4/22/14

A Significant Portion of Valeant's Proposed Synergies are Already Captured in Allergan's Strategic Plan, But in a Measured Way That Will Enable Sustainable Growth

ALLERGAN
Our pursuit. Life's potential.®

Source: Allergan management projections, Valeant management investor meeting, 22-Apr-2014.
(1) As a % of FY 2013 Allergan sales.

12

Are Valeant's Purported R&D Synergies Achievable?

Valeant's CEO has Committed to More R&D Projects than it Can Afford Under the Purported R&D Budget

- *"...**What we will do is formulation work, line extension work, and with BOTOX® we'll try to get as many indications as we possibly can"***
(Source: 22-Apr-2014 Valeant Investor Presentation)
- *"As we've mentioned to you all, we're going to spend around $300 million [on R&D] this year. But as we told you, **we'd be at a $200 million run rate at the end of the year.**"*
(Source: 22-Apr-2014 Valeant Investor Presentation)
- *"We will **focus on developing late–stage compounds and evolving our products through lifecycle management**."*
(Source: 13-May-2014 Valeant Customer Letter)
- *"As we have shown following our acquisitions of Bausch + Lomb and Medicis, **we expect to maintain all late–state development programs in both companies and all new indication work for BOTOX®.**"*
(Source: 13-May-2014 Valeant Customer Letter)
- *"**We recognize the value of Investigator-Initiated Studies (IITs) and we expect to increase our activities in this area** across Dermatology, Aesthetics and Eye Care to further our understanding of the benefits of our products in clinical practice."*
(Source: 19-May-2014 Valeant Customer Letter)
- *"We **intend to retain their key programs** like Brilliant Distinctions®, maintain investment in direct to consumer campaigns that bring patients into your offices, and **invest in those R&D programs across both companies that will deliver new products** for your patients and practices.*
(Source: 19-May-2014 Valeant Customer Letter)
- ***"We remain committed to support high potential R&D programs and new product launches"***
(Source: 19-May-2014 Valeant Customer Letter)


Valeant Purported R&D Savings
Mid-Point of Allergan R&D Guidance for 2014[1]
~ $1,140mm
Valeant Purported R&D Savings
$900mm
Implied Valeant R&D Spend Post-Closing
~$240 mm
Illustrative 2015E Cost of R&D Programs that Valeant Claims to Continue Post-Closing
Post Approval and Maintenance
~$200mm
All Phase III Programs (excluding DARPin®), Botox® Phase II programs, Medytox®, Late-Stage Filler Programs and IITs
~$350mm
Total Estimated 2015E R&D Spend According to Valeant's Statements
~$550mm
Valeant would need to spend an additional ~$310mm to complete the projects purported in its plan

Valeant's Purported $900mm of R&D Cuts is Unrealistic Given Its Stated Objectives in Continuing Certain R&D Projects Post-Closing

ALLERGAN
Our pursuit. Life's potential.®

Source: Valeant company filings. Allergan management.
Note: Permission to use quotes was neither sought or received.
(1) As per R&D guidance issued on 7-May-2014.

13

What is the Relative Distribution Strength of Allergan vs. Valeant for Eye Care (1) In The Important Emerging Markets?

Relative performance in BRIC: FY 2013 Allergan's Sales In BRIC Countries Are $184mm Compared To $43mm Of Valeant (2)

Bausch & Lomb Has a Significantly Weaker Market Share Position Relative to Allergan in the Brazil Ophthalmic Market (3)


28.7 %
0.0 %
33.5 %
1.7 %
33.8 %
1.9 %
21.3 %
6.1 %
30.6 %
1.7 %
Glaucoma
Tears
STAC
Others
Total Ophthalmic
Allergan
Bausch & Lomb

Valeant Has Consistently Experienced Much Slower Growth in Russia Quarter over Quarter Relative to Allergan (4)


544.6 %
18.9 %
281.3 %
13.9 %
169.4 %
(0.8)%
116.0 %
14.0 %
87.6 %
13.4 %
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Allergan
Valeant

Valeant's Presence is Immaterial in India's Ophthalmology Market While Allergan is a Market Share Leader (5)


21 %
20 %
21 %
20 %
20 %
22 %
19 %
20 %
19 %
20 %
20 %
19 %
20 %
13 %
14 %
12 %
11 %
11 %
11 %
13 %
12 %
12 %
12 %
12 %
13 %
14 %
11 %
12 %
12 %
12 %
11 %
12 %
11 %
11 %
11 %
11 %
11 %
12 %
11 %
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Allergan
Novartis
Sun

Bausch & Lomb's Market Position in China's Ophthalmic Market Continues to Deteriorate as Allergan Gains Market Share (6)


18%
17%
13%
11%
11%
9%
8%
7%
Mar-12
Feb-13
Jan-14
Allergan
Bausch & Lomb

Allergan Has a Significantly Stronger Market Share Position in the Largest, Fastest Growing, Emerging Markets

ALLERGAN

Our pursuit. Life's potential.®

(1) Excludes Retina.
(2) Source: IMS market data. Eye Care excluding Retina.
(3) Source: IMS market share data YTD as of Mar-2014.
(4) Source: IMS market share data YTD as of Mar-2014. US$ @ 2014 Budget Rates, Ex-Manufacturer Prices.
(5) Source: IMS market share data YTD as of Mar-2014.
(6) Source: IMS market share data YTD as of Mar-2014.

14

Is Valeant's Stated Tax Rate Achievable and Sustainable?

Tax Observations – Headlines For Investors Based on Analysis Conducted by Independent Consultants

Tax Deferral Structures and Audit Risk

- Valeant's recent spate of acquisitions and restructurings appear to have resulted in multiple off-shore tax deferral structures
- Although some companies can manage the heavy burden and heightened scrutiny of one deferral structure, using so many is provocatively aggressive, difficult to sustain and compounds risk in multiple jurisdictions
- **Taxing authorities are likely to heavily scrutinize Valeant's tax-deferral structures and transfer pricing**

Undisclosed Cash Tax Cost to Achieve "Tax Synergies"

- Valeant's offer indicates that certain tax synergies can be achieved to obtain a "high single digit" cash tax rate for the combined group
- Valeant has not publicly disclosed the potential cash tax cost of achieving these synergies but it is likely that Valeant anticipates migrating certain Allergan IP into one of its offshore tax-deferral structures
- The upfront **cash tax cost of migrating IP could be substantial and such cost could take over a decade to recover through the low-taxed earnings of the migrated IP. The cash tax cost could also have a significant impact on the cash flows of the combined company** while it is highly levered, which calls into question the true benefit and viability of obtaining and sustaining a "high single digit" combined tax rate

Tax Treatment of Transaction to Shareholders

- Valeant's offer as currently structured will result in the transaction being fully taxable to Allergan's shareholders
- Legislators in both the House and Senate have recently proposed changes to current US tax law which **could make the resulting Valeant/Allergan entity a US tax resident**, regardless of its place of incorporation, subjecting the combined Valeant/Allergan group and all of their subsidiaries to the US worldwide tax regime

Significantly Lower Tax Rate vs. Re-domiciled Pharma Peers (1)

Company	Tax Rate	Company	Tax Rate
Endo	~20%	Actavis	~16%
Jazz	18.5%	Valeant / Allergan	"High Single-Digit"
Perrigo	"High Teens"	Valeant Standalone	"Low Single-Digit"

ALLERGAN
Our pursuit. Life's potential.®

Source: SEC filings.
(1) Per respective investor presentations.

15

What Is The Difference Between Valeant’s Reported And Adjusted Cash Flow?

($mm) $1,822mm cumulative differential between Adjusted Cash Flow and GAAP Cash Flow $1,000 from 2010 – 2014

$743

$750

$571

$500

$284

$250

$224

$0

2010

2011

2012

2013

Incrementally growing difference between Adjusted Cash Flow and GAAP Cash Flow points towards eroding cash flow generating abilities

Source: SEC filings. 16 Note: Reviewed by independent consultants and forensic accountants.

How Does Valeant Bridge the Significant Gap Between Reported and Adjusted Earnings?

FY12 to FY13 Reported vs. Pro Forma vs. Valeant’s Adj. Net Income

($mm)

Reported net income $2,500 (1)

Pro forma net income $2,043 Non-GAAP adjusted cash earnings (2) $2,000 $1,412 $1,500

$1,000

$500

$0

($116)

($500)

($1,000) ($710)

($866) ($821)

($1,500)

FY12 FY13

Valeant’s adjusted earnings represent a much rosier picture than reported earnings

Source: Valeant 10-K and 10-Q.

Note: Reviewed by independent consultants and forensic accountants.

(1) This calculation of pro forma net income as disclosed in the 10-Ks and 10-Qs presents unaudited pro forma consolidated results of operations, as if the 2013 acquisitions had occurred as of January 1, 2012 and the 2012 acquisitions had occurred as of January 1, 2011. 17

(2) Valeant’s non-GAAP adjusted cash earnings disclosure reflects reported net income plus addbacks for certain expenses which Management claims to be either non-cash or non-recurring.

Are Roll Ups Sustainable

“We’re short [Valeant] because it’s a rollup. And roll ups present a unique set of problems. Roll ups are generally accounting-driven, and we certainly think that’s the case in [Valeant]. We think [Valeant] is playing some very aggressive accounting games when they buy companies, write down the assets, and also engaged in what we call spring-loading.”

“But really, for us, and we were short before the [Allergan] announcement, a roll up is a roll up. And you have to analyze a company that’s not growing organically and has to deliver value by doing bigger and bigger acquisitions, and usually the companies do an acquisition too far.”

Jim Chanos (Kynikos Associates), CNBC May 15, 2014

“What about the business? Managing the business gets half of management’s time; M&A opportunities absorb the rest, according to the Chief Financial Officer, Howard Bradley Schiller.”

Grant’s Interest Rate Observer, March 7, 2014

Note: Permission to use quotes was neither sought nor received.

18

The Tyco Roll Up Did Not End Well – Is History Repeating Itself?

Significant Acquisitions During Dennis Kozlowski's Tenure as CEO of Tyco (Jul-1992 to Jun-2002)

Announced Date	Target	Size ($bn)	Market Cap @ Close ($bn)
Jul-1994	Kendall International	$ 1.4bn	$ 6.5bn
Mar-1997	ADT Limited	$ 5.3bn	$ 11.8bn
Dec-1997	American Home Products	$ 1.8bn	$ 28.7bn
May-1998	United States Surgical Corp	$ 3.3bn	$ 29.9bn
Nov-1998	AMP Incorporated	$ 12.5bn	$ 60.3bn
May-1999	Raychem Corporation	$ 3.3bn	$ 81.8bn
Sep-1999	Siemens – Electromechemical	$ 1.1bn	$ 70.8bn
Jun-2000	Mallinckrodt	$ 4.2bn	$ 76.0bn
Nov-2000	Lucent Technologies	$ 2.5bn	$ 93.5bn
Dec-2000	Simplex Time Recorder Co.	$ 1.2bn	$ 94.4bn
Mar-2001	CIT Group	$ 9.2bn	$ 99.4bn
Aug-2001	Sensormatic Electronics	$ 2.3bn	$ 104.7bn
Oct-2001	TyCom	$ 0.9bn	$ 108.5bn

May-2001: Dennis Kozlowski (former CEO) outlines a five-year plan of adding another $50bn of acquisitions and reaching $100bn in sales

Following its tumultuous decline, Tyco eventually split into three companies

Significant Acquisitions During Michael Pearson's Tenure as CEO of Valeant (Feb-2008 to Present)

Announced Date	Target	Size ($bn)	Market Cap @ Close ($bn)
Jun-2010	Biovail Corporation	$ 3.8bn	$ 7.7bn
Feb-2011	PharmaSwiss	$ 0.5bn	$ 11.9bn
May-2011	Sanitas AB	$ 0.5bn	$ 11.9bn
Jul-2011	Dermik Laboratories	$ 0.4bn	$ 13.5bn
Jul-2011	Ortho Dermatologics	$ 0.3bn	$ 13.8bn
Nov-2011	iNova	$ 0.7bn	$ 13.5bn
Jun-2012	OraPharma	$ 0.4bn	$ 13.8bn
Sep-2012	Medicis Pharmaceutical	$ 2.6bn	$ 17.7bn
Mar-2013	Obagi Medical Products	$ 0.4bn	$ 22.4bn
May-2013	Bausch & Lomb	$ 8.7bn	$ 31.8bn
Dec-2013	Solta Medical	$ 0.3bn	$ 45.0bn
N/A	>100 Total Acquisitions Announced [(1)]	?	N/A

...And Continuing

"We did set an aspirational target to be a top five pharma company by the end of 2016…that would be about $150 billion market cap roughly." – Michael Pearson, CEO of Valeant, 07-Jan-2014

Privately Michael Pearson has suggested that he may break Valeant into smaller companies – Is this true?

ALLERGAN
Our pursuit. Life's potential.®

Source: Bloomberg, Company Filings, Wall Street Research
Note: Permission to use quotes was neither sought nor received.
(1) Source: Michael Pearson on Bloomberg Television, 23-Apr-2014.

19

What do Allergan Stockholders "Gain" by Merging with Valeant?

Allergan Currently Has...

- Strong, long-term organic growth fueled by innovation and marketing excellence
- An extensive R&D engine that has a longstanding track record of producing a +25x return on cumulative R&D spend
- Promotion, sales and marketing effort focused on physician customer loyalty and service
- Consumer awareness campaigns
- Potential to commercialize rich pipeline with billions of revenue and profit potential
- Long-tailed blockbuster products
- Leading positions in some of the largest and fastest growing emerging markets
- Strong and stable management team and Board of Directors
- A positive net cash position and investment grade credit rating of A+ / A3
- An effective tax rate of ~26%

By Merging With Valeant, Allergan "Gains"...

- Anemic growth driven by what we believe are unsustainable price increases – not volume
- Subscale Valeant products losing their market share
- A depleted R&D engine cut by $900mm; abandonment or sale of pipeline
- Thin sales coverage focused on detailing only
- Elimination of value added marketing programs
- A decreased P/E multiple driven by reduced growth prospects and increased uncertainty
- Neglected coverage of key specialty areas including urology and plastic surgery, among others
- Emerging market growth in smaller countries with less revenue potential
- Increased pro forma debt and a high yield credit rating
- Lower tax regime with questionable sustainability

ALLERGAN
Our pursuit. Life's potential.®
20

May 27, 2014 Certain Potential Business Risks And Issues With Valeant Pharmaceuticals International, Inc.

ALLERGAN
2525 Dupont Drive, P.O. Box 19534, Irvine, California, USA 92623-9534 Telephone: (714) 246-4500 Website: www.allergan.corn

May 21, 2014

William A. Ackman

Pershing Square Capital Management, L.P.

888 Seventh Avenue, 42nd Floor

New York, NY 10019

Dear Mr. Ackman:

We confirm receipt of your latest letter which has been distributed to the entire Board. As we have previously indicated, the Board is well aware of its fiduciary duties to all stockholders and is being well-advised by its independent advisors as it responds to Valeant and Pershing Square. The entire Board will carefully review any revised proposal that Valeant makes and compare it to numerous other options, with a focus on enhancing the long-term value of Allergan for all stockholders. Mr. Pyott is an essential element in any such evaluation. The Board has complete confidence in David and his objectiveness.

On behalf of the Board of Directors,

/s/ Michael Gallagher
Michael Gallagher Lead Director

FOR IMMEDIATE RELEASE

Allergan Physician Customers Voice Strong Support Following Allergan’s Rejection of

Unsolicited Proposal to Acquire Company

Irvine, Calif., (May 20, 2014) — Allergan, Inc. (NYSE: AGN) (“Allergan” or the “Company”) today announced that it has received a strong outpouring of support from its physician customers, their nurses and office staff members, as well as from patient advocacy groups and medical associations, following the Company’s rejection of Valeant Pharmaceuticals International, Inc.’s (“Valeant”) unsolicited proposal to acquire Allergan.

In more than 500 letters sent to Allergan, these physician customers, patient advocacy groups and medical associations express their appreciation for the Company’s many contributions in the fields of research and development, product innovation, market creation, and physician support and services. In these letters, some of which have been posted to the www.allergan.com website, members of the healthcare community also share their encouragement for Allergan to remain an independent company and their concerns regarding Valeant, noting, among other things, that:

•	Allergan leads the industry in terms of a commitment to research and development and to introducing innovative new products that address unmet patient needs.

•	Allergan provides unparalleled support for its physician customers and their practices; including physician education and training, consumer education, and building new markets.

•	The physician customers have grave concerns about Valeant’s proposal to reduce Allergan’s research and development expenditure by about $1 billion per year. This proposed reduction would have enormous impact on many areas such as future innovation in key medical specialties, patient care and treatment options, and the ability to conduct scientific research for future clinical development and post-approval product studies.

•	The physician customers share a high regard for Allergan’s innovative products and customer support services and expressed their concern that Valeant’s proposal would result in the same degradation of quality that physicians have experienced with other assets acquired by Valeant.

“Allergan is extremely grateful for the hundreds of letters of support we have received from our customers during the past few weeks,” said David E.I. Pyott, Allergan’s Chairman of the Board and Chief Executive Officer. “For more than 60 years, Allergan has been successful because we have made it our priority to serve our customers and their patients by providing innovative new products, customer support and services, and training, as well as creating new markets and providing assistance with access and reimbursement. All of us at Allergan are deeply touched that our customers have taken the time to write to tell us that our work has mattered to them and their patients, and to publicly share their support and encouragement for our company’s business model and our promising future.”

As previously announced on May 12, 2014, the Allergan Board of Directors unanimously concluded that Valeant’s proposal substantially undervalues Allergan, creates significant risks and uncertainties for the stockholders of Allergan based on, among other things, the unsustainability of Valeant’s acquisition-based strategy, and is not in the best interests of the Company and its stockholders.

Given the strength of its business, Allergan expects to increase earnings per share by 20 to 25 percent and continue to generate double digit revenue growth in 2015. Additionally, the Company expects to produce double digit sales growth and produce earnings per share compounded annual growth of 20 percent over the next five years. The Company believes this is achievable as a consequence of strong business momentum driven by a wide array of recent approvals and anticipated near term approvals, as well as an expectation that it is in a position to produce meaningful additional leverage and scale across both the SG&A and R&D categories without negatively impacting its commitment to deliver the highest quality outcomes to customers and their patients.

To access these physician customer letters of support, please visit the “Our Customers” section on the allergan.com homepage. Please note that certain personal identifying information has been redacted.

About Allergan

Allergan is a multi-specialty health care company established more than 60 years ago with a commitment to uncover the best of science and develop and deliver innovative and meaningful treatments to help people reach their life’s potential. Today, we have approximately 11,600 highly dedicated and talented employees, global marketing and sales capabilities with a presence in more than 100 countries, a rich and ever-evolving portfolio of pharmaceuticals, biologics, medical devices and over-the-counter consumer products, and state-of-the-art resources in R&D, manufacturing and safety surveillance that help millions of patients see more clearly, move more freely and express themselves more fully. From our beginnings as an eye care company to our focus today on several medical specialties, including eye care, neurosciences, medical aesthetics, medical dermatology, breast aesthetics, and urologic, Allergan is proud to celebrate more than 60 years of medical advances and proud to support the patients and customers who rely on our products and the employees and communities in which we live and work. For more information regarding Allergan, go to: www.allergan.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding a proposed offer or proposal by Valeant and/or Pershing Square. These forward-looking statements are made as of the date they were first issued and are based on current expectations as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Allergan’s control. Allergan expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. Additional information concerning these and other risks can be found in press releases issued by Allergan, as well as Allergan’s public filings with the U.S. Securities and Exchange Commission, including the discussion under the heading “Risk Factors” in Allergan’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Copies of Allergan’s press releases and additional information about Allergan are available at www.allergan.com or you can contact the Allergan Investor Relations Department by calling 1-714-246-4636.

Allergan Contacts

Bonnie Jacobs, Allergan (714) 246-5134

Dan Katcher, Joele Frank and Scott Bisang, Wilkinson Brimmer Katcher (212) 355-4449

ALLERGAN
2525 Dupont Drive, P.O. Box 19534, Irvine, California, USA 92623-9534 Telephone: (714) 246-4500 Website: www.allergan.corn

May 19, 2014

William A. Ackman

Pershing Square Capital Management, L.P.

888 Seventh Avenue, 42nd Floor

New York, NY 10019

Dear Mr. Ackman:

We confirm receipt of your letter which has been distributed to the entire Allergan, Inc. Board of Directors (the “Board of Directors”). The Board of Directors is well aware of its fiduciary duties to all stockholders and is being well-advised by its independent advisors. That being said, we strongly disagree with your statements and tactics including your blatant attempt to isolate David Pyott, who has created enormous value for the Allergan stockholders and who is keenly focused on the best interests of all stockholders. The entire Board of Directors, including David Pyott, is open to all options that will significantly enhance the long-term value of Allergan for all stockholders.

On behalf of the Board of Directors,

/s/ Michael Gallagher
Michael Gallagher Lead Director

To:	All Allergan Employees

From:	David E. I. Pyott, Chairman of the Board and CEO

Re:	Allergan Update

Colleagues:

As you know, on Monday, May 12th, we announced the decision of the Allergan Board of Directors to unanimously reject Valeant’s unsolicited proposal after concluding that it substantially undervalues Allergan and is not in the best interest of our company, our stockholders, our customers, and our employees.

Since that time, Jeff Edwards and I, together with our Investor Relations team and our banking advisors, have traveled all over the United States to meet with many of our stock analysts, and, especially, most of our largest stockholders. These meetings have been extremely productive as they provided us with the opportunity to share our plans for continued growth moving forward. As part of our ongoing review of our business needs, Allergan senior management had started work on a new enhanced growth plan about 9 months ago, and hence, we were able to rapidly finalize this plan, have it approved by the Allergan Board of Directors, and present it to the investment community last week.

Our growth plan details an outlook for double digit sales growth and compound annual growth of Earnings per Share of 20% for the coming years up to 2019. Given our long term track record of delivering on our objectives, we have credibility with most investors and they responded favorably to our plan. In addition to delivering these strong performance metrics, we also expect to generate about $14 billion in Free Cash Flow. We listened carefully to investors’ perspectives and heard that they would like to see us harnessing this financial strength to create even more stockholder value by, among other suggestions, either purchasing growth oriented companies or technologies that fit our strategy and operating model, and/or buying back Allergan stock.

From the conversations with investors, it was also apparent that many share our belief, as well as that of our advisors and industry experts, that Valeant’s business model with low organic sales growth, serial acquisitions and cutting of R&D, sales and marketing, and overheads is not sustainable. Given that the Valeant proposal includes a substantial amount of Valeant stock in exchange for acquiring Allergan, this is a serious concern for the Allergan Board of Directors, who have a duty to protect the interests of all Allergan stockholders.

In the coming months, you may see a lot of activity in the media, with attacks launched on Allergan by Valeant and Pershing Square. You will also see announcements on several Allergan initiatives. I would ask that you avoid distraction and continue to believe that we have built a unique company and culture that is focused on putting customers and patients first and investing in innovation. You should be prepared that this battle may continue throughout the remainder of 2014, and perhaps even into early 2015. Obviously, the best strategy is extraordinary performance. I am proud of our incredibly strong team and delighted that 2014 will be probably the strongest growth year in Allergan’s long and successful history.

Valeant has announced its intention to hold a webcast on May 28th to improve the terms of its offer to acquire Allergan. You can be assured that the Allergan Board of Directors, and the small team of Allergan employees who are dedicated to dealing with Valeant and Pershing Square, will be ready.

In conclusion, it is critical that the Allergan team around the world remains focused on delivering great results against all of our company priorities. Thank you all for your dedication and belief in our culture.

David

FOR IMMEDIATE RELEASE

Allergan Board Unanimously Rejects Unsolicited Proposal from Valeant

Valeant Proposal Substantially Undervalues Allergan

and is Not in the Best Interests of Stockholders

Allergan Expects to Increase EPS by 20 to 25 Percent in 2015 and

by 20 Percent CAGR over Next Five Years

Irvine, Calif., — May 12, 2014 — Allergan, Inc. (NYSE: AGN) (“Allergan” or the “Company”) today announced that its Board of Directors has unanimously rejected the unsolicited proposal (the “Proposal”) announced by Valeant Pharmaceuticals International, Inc. (“Valeant”) on April 22, 2014. After a comprehensive review, conducted in consultation with its financial and legal advisors, the Allergan Board concluded that the Proposal substantially undervalues Allergan, creates significant risks and uncertainties for the stockholders of Allergan, and is not in the best interests of the Company and its stockholders.

The Company also announced that, given the strength in its business, Allergan expects to increase earnings per share by 20 to 25 percent and continue to generate double digit revenue growth in 2015. Additionally, the Company expects to produce double digit sales growth and produce earnings per share compounded annual growth of 20 percent over the next five years. The Company believes this is achievable as a consequence of strong business momentum driven by a wide array of recent approvals and anticipated near term approvals, as well as an expectation that it is in a position to produce meaningful additional leverage and scale across both the S,G&A and R&D categories without negatively impacting its commitment to deliver the highest quality outcomes to customers and their patients.

“After careful review and consideration, our Board of Directors has unanimously determined that Valeant’s unsolicited proposal substantially undervalues Allergan and does not reflect the value of the Company’s leading market positions, sales and marketing foundation, industry-leading research and development efforts, as well as future revenue and earnings growth,” said David E.I. Pyott, Allergan’s Chairman of the Board and Chief Executive Officer. “Allergan has a long history of producing consistent growth and delivering solid results through a combination of innovation, execution and discipline. We are confident in our ability to extend our track record, enthusiastic about the opportunities before us, and believe Allergan is well positioned to deliver compelling value to our stockholders. Furthermore, the Board has determined that Valeant’s proposal creates significant risks and uncertainties for Allergan’s stockholders and believes that the Valeant business model is not sustainable.”

The following is the text of the letter that was sent on May 12, 2014, to Valeant’s Chairman and CEO, Michael Pearson:

May 12, 2014

Mr. Michael Pearson

Chairman & Chief Executive Officer

Valeant Pharmaceuticals International, Inc.

Dear Michael:

The Board of Directors of Allergan has received your letter dated April 22, 2014 proposing that Valeant acquire all of the outstanding shares of Allergan for 0.83 shares of Valeant stock and $48.30 in cash (the “Proposal”). The Allergan Board carefully reviewed your company’s proposal with the assistance of its financial advisors, Goldman, Sachs & Co. and BofA Merrill Lynch, and its legal counsel, Latham & Watkins, Richards, Layton & Finger, P.A. and Wachtell, Lipton, Rosen & Katz. After thorough consideration, it is the unanimous view of the Allergan Board that your unsolicited proposal substantially undervalues Allergan, creates significant risks and uncertainties for the stockholders of Allergan, and is not in the best interests of the Company and its stockholders. Accordingly, the Allergan Board unanimously rejects the Proposal.

As you know, Allergan has a long history of producing consistent growth and delivering solid results through a combination of innovation, execution and discipline. We are confident in our ability to extend our strong track record of innovation, which has yielded unique expertise and insights that drive innovation and value. The Board is determined to continue to create value for Allergan and its stockholders.

In addition to substantially undervaluing our Company, your Proposal includes a large stock component, which we believe is a risk for Allergan stockholders due to the uncertainty surrounding Valeant’s long term growth prospects and business model. Valeant’s strategy runs counter to Allergan’s customer focused approach. In particular, we question how Valeant would achieve the level of cost cuts it is proposing without harming the long term viability and growth trajectory of our business. For those reasons and others, we do not believe that the Valeant business model is sustainable.

For the reasons stated above, we believe that your proposal substantially undervalues our Company. Allergan has a strategic plan in place that we believe is the right path forward to deliver value to our stockholders.

On behalf of the Board of Directors,

/s/

David E.I. Pyott, CBE
Chairman & Chief Executive Officer

2

Allergan will host a telephone conference call and a Webcast on Monday, May 12, 2014 to discuss the unsolicited proposal from Valeant Pharmaceuticals International, Inc. Presentation slides will accompany the live Webcast, which will be available on the Allergan Website. You may participate in this call by dialing 1-888-790-1916 for domestic locations or 1-517-319-9297 for international locations. A passcode, Allergan, will be required. David Pyott, Chairman of the Board and Chief Executive Officer, and Jeff Edwards, Executive Vice President, Finance and Business Development, Chief Financial Officer, will comment on the unsolicited proposal beginning promptly at 5:30 a.m. Pacific Time (8:30 a.m. Eastern Time) before answering questions. The live Webcast and accompanying presentation slides can be accessed through the Allergan Website, www.allergan.com, beginning at 5:15 a.m. Pacific Time (8:15 a.m. Eastern Time).

A replay of the discussion will be available shortly after the call and can be accessed through www.allergan.com, or by dialing 1-888-277-5031 for domestic locations or 1-203-369-3598 for international locations. A passcode will not be required. The replay will be available for one week following the live call.

Goldman, Sachs & Co. and BofA Merrill Lynch are serving as financial advisors to the Company and Latham & Watkins, Richards, Layton & Finger, P.A. and Wachtell, Lipton, Rosen & Katz are serving as legal counsel to the Company.

About Allergan

Allergan is a multi-specialty health care company established more than 60 years ago with a commitment to uncover the best of science and develop and deliver innovative and meaningful treatments to help people reach their life’s potential. Today, we have approximately 11,600 highly dedicated and talented employees, global marketing and sales capabilities with a presence in more than 100 countries, a rich and ever-evolving portfolio of pharmaceuticals, biologics, medical devices and over-the-counter consumer products, and state-of-the-art resources in R&D, manufacturing and safety surveillance that help millions of patients see more clearly, move more freely and express themselves more fully. From our beginnings as an eye care company to our focus today on several medical specialties, including eye care, neurosciences, medical aesthetics, medical dermatology, breast aesthetics, and urologics, Allergan is proud to celebrate more than 60 years of medical advances and proud to support the patients and customers who rely on our products and the employees and communities in which we live and work. For more information regarding Allergan, go to: www.allergan.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding a proposed offer or proposal by Valeant and/or Pershing Square. These forward-looking statements are made as of the date they were first issued and are based on current expectations as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Allergan’s control. Allergan expressly disclaims any intent or

3

obligation to update these forward-looking statements except as required by law. Additional information concerning these and other risks can be found in press releases issued by Allergan, as well as Allergan’s public filings with the U.S. Securities and Exchange Commission, including the discussion under the heading “Risk Factors” in Allergan’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Copies of Allergan’s press releases and additional information about Allergan are available at www.allergan.com or you can contact the Allergan Investor Relations Department by calling 1-714-246-4636.

Allergan Contacts

Bonnie Jacobs, Allergan (714) 246-5134

Joele Frank, Dan Katcher, and Scott Bisang, Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449

4

ALLERGAN

Our pursuit. Life’s potential.®

May 2014

Allergan

A Specialist in the Biopharmaceutical

& Medical Device Industries

Forward-Looking Statements

This presentation contains “forward-looking statements,” including statements regarding product acquisition and development, regulatory approvals, market potential, expected growth, efficiencies, and Allergan’s expected, estimated or anticipated future results, including Allergan’s earnings per share and revenue forecasts, among other statements. All forward-looking statements herein are based on Allergan’s current expectations of future events and represent Allergan’s judgment only as of the date of this presentation. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from Allergan’s expectations and projections. Therefore, you are cautioned not to rely on any of these forward-looking statements and Allergan expressly disclaims any intent or obligation to update these forward-looking statements except as required to do so by law.

Actual results may differ materially from Allergan’s current expectations based on a number of factors affecting Allergan’s businesses, including changing competitive, market and regulatory conditions; the timing and uncertainty of the results of both the research and development and regulatory processes; domestic and foreign health care and cost containment reforms, including government pricing, tax and reimbursement policies; revisions to regulatory policies related to the approval of competitive generic products; technological advances and patents obtained by competitors; the ability to obtain and maintain adequate protection of intellectual property rights; the performance of new products, including obtaining government approval and consumer and physician acceptance, the continuing acceptance of currently marketed products, and consistency of treatment results among patients; the effectiveness of promotional and advertising campaigns; the potential for negative publicity concerning any of Allergan’s products; the timely and successful implementation of strategic initiatives, including expansion of new or existing products into new markets; the results of any pending or future litigation, investigations or claims; the uncertainty associated with the identification of, and successful consummation, execution and integration of, external corporate development initiatives and strategic partnering transactions; potential difficulties in manufacturing; and Allergan’s ability to obtain and successfully maintain a sufficient supply of products to meet market demand in a timely manner. In addition, matters generally affecting the U.S. and international economies, including consumer confidence and debt levels, changes in interest and currency exchange rates, political uncertainty, international relations, the status of financial markets and institutions, impact of natural disasters or geo-political events and the state of the economy worldwide, may materially affect Allergan’s results.

These and other risks and uncertainties affecting Allergan’s businesses and operations may be found in Allergan’s most recently filed

Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q, including under the heading “Risk Factors”. These filings, as well as Allergan’s other public filings with the U.S. Securities and Exchange Commission (SEC), can be obtained without charge at the SEC’s web site at www.sec.gov. These SEC filings are also available at Allergan’s web site at www.allergan.com along with copies of Allergan’s press releases and additional information about Allergan. For further information, you can contact the Allergan Investor Relations Department by calling 714 -246-4636.

© 2014 Allergan, Inc. All rights reserved.

ALLERGAN

Our pursuit. Life’s potential.®

® & ™ Marks owned by Allergan, Inc.

JUVÉDERM® is a registered trademark of Allergan Industrie SAS

All other products are registered trademarks of their respective companies

Update on Selected Recent Developments

On April 22, 2014, Valeant and Pershing Square proposed an acquisition of Allergan

The proposal consisted of $48.30 / share in cash and 0.83 Valeant shares / Allergan share in stock

On May 10, 2014, the Allergan Board of Directors reviewed Valeant’s unsolicited proposal in consultation with financial and legal advisors

It is the unanimous view of the Allergan Board of Directors that Valeant’s unsolicited proposal substantially undervalues Allergan, creates significant risks and uncertainties for the stockholders of Allergan, and is not in the best interests of the Company and its stockholders

Allergan has a long history of producing consistent growth and delivering solid results through a combination of innovation, execution and discipline

We are confident in our ability to extend our strong track record of innovation, which has yielded unique expertise and insights that drive innovation and value

We do not believe Valeant’s proposal reflects value due to our leading market positions, future growth prospects, and industry-leading research and development efforts. In addition, we do not believe that the Valeant business model is sustainable

Allergan Board of Directors is confident that our plan will create significantly more value than Valeant’s hostile, unsolicited proposal

Allergan management team is best equipped to deliver this value – our track record speaks for itself

ALLERGAN

Our pursuit. Life’s potential.®

Highlights of Business

Allergan Now

We have built a pre-eminent specialty pharmaceutical and medical device company based on a track record of innovation and shareholder value creation

#1 or #2 positions in high growth markets, based on premium high quality products

Taking advantage of market dislocation and weakening competitors

Targeted expansion into high value geographies and new specialty areas

Innovation in products and marketing drives our success

Prolific R&D generates products that customers want and make us a market leader

Sophisticated and proprietary sales, support and marketing infrastructure

Allergan in the Future

Our management team is best positioned to drive growth through innovation and operational excellence

Continue to maximize value through market expansion and new market creation

In mid-2013, management and our Board of Directors began working on a plan to further enhance sales and earnings performance

Capitalize on value of critical mass built over past five years

Strong pipeline and continued delivery of product flow driving top line growth

Operational efficiency and leveraging commercial infrastructure accelerating bottom line growth

ALLERGAN

Our pursuit. Life’s potential.®

Updated Guidance Based on Strong Performance to Date

1Q 2014* 2Q 2014E*

Updated Quarterly

Product Net Sales $1.61bn $1.73bn - $1.8bn

Non-GAAP Diluted EPS $1.18 $1.41 - $1.44

Non-GAAP Diluted EPS Growth (yoy) 20% 16% - 18%

Previous Guidance Current Guidance

Revised FY 2014

Product Net Sales $6.65bn - $6.95bn $6.78bn - $7.00bn

Non-GAAP Diluted EPS $5.36 - $5.48 $5.64 - $5.73

Non-GAAP Diluted EPS Growth (yoy) 12% - 15% 18% - 20%

Guidance

Revenue Growth: Double digit

FY2015 Non-GAAP Diluted EPS Growth: 20% - 25%

Note: * For additional details, please refer to 1Q 2014 results

ALLERGAN

Our pursuit. Life’s potential. ®

Promising Outlook on Long-Term Growth

Double Digit Revenue Growth 20% 5-year EPS CAGR

Long-term growth driven by new product innovation and operational excellence

2013A 2014 E Guidance 2015 E Guidance 2016E 2017E 2018E 2019 E

Revenue

$6.2bn

EPS

$4.77

Revenue

$6.8bn - $7.0bn

EPS

$5.64 - $5.73

EPS Growth

18% - 20%

Revenue Growth

Double Digit

EPS Growth

20% - 25%

5-Year Target

Revenue Growth Double digit

R&D* 14% - 15%

SG&A* Mid-to High 20%

EPS Growth 20% CAGR

ALLERGAN

Our pursuit. Life’s potential. ®

Allergan’s management team is best equipped to deliver value for stockholders, as our track record speaks for itself

* As a percentage of sales.

Introduction to Allergan

ALLERGAN

Our pursuit. Life’s potential. ®

Allergan is a Global Market Leader Driven by a Long Track Record of Innovation

David Pyott is 3rd CEO in 63 year history

Approximately 11,600 employees worldwide

Power and sustainability of growing markets

Balanced growth across geographies and specialties

40 direct/selling subsidiaries in No. America, Europe, Asia-Pacific, Latin America

Leading market share positions in its key specialty areas

Streamlined, efficient manufacturing and R&D facilities

Plants

R&D Facilities

ALLERGAN

Our pursuit. Life’s potential. ®

Allergan Has Delivered Outstanding Growth Over Time

Sales Performance Over Time

ALPHAGAN® , TAZORAC® Launch, BOTOX® Investment

RESTASIS® (US) Approval

BOTOX® Cosmetic Approval

Inamed Acquisition

BOTOX® Chronic Migraine (US) Approval

+25% +25% +26% +18% +21% +20% +15% +16% +28% +23% +11% +6% +8% +11% +10% +12%

Multiple Product Approvals Accelerating Growth

$0.7 $0.8 $1.0 $1.1 $1.4 $1.7 $2.0 $2.3 $2.9 $3.6 $4.0 $4.2 $4.6 $5.1 $5.5 $6.2

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

EPS Performance Over Time

Re-structuring

+32% +18% +25% +27% +22% +20% +20% +18%(3) +19% +18% +8% +14% +16% +15%(4) +16%(5)

$0.38 $0.50 $0.59 $0.74 $0.94 $1.15 $1.38 $1.65 $1.83 $2.18 $2.57 $2.78 $3.16 $3.65 $4.04 $4.77

Leveraging Critical Mass

1998(1) 1999(1) 2000 2001 2002 2003 2004 2005(2) 2006 2007 2008 2009 2010 2011 2012 2013

Denotes periods of accelerated growth

ALLERGAN

Our pursuit. Life’s potential. ®

EPS adjusted for non-GAAP items and 2002 spin-off of Advanced Medical Optics, Inc. Includes the effect of EITF 04-8. Historical EPS adjusted for Q2 2007 stock split. A reconciliation of non-GAAP items may be found under the heading “Non-GAAP Financial Reconciliations” in the investor relations section of the www.Allergan.com website. 1 Excludes estimated diluted earnings per share impact of pro-forma AMO spin-off adjustment. 2 Pre IRS Tax Settlement. 3 2006 EPS growth excludes FAS 123R stock option expense. 4 2012 EPS growth includes the 2012 Obesity impact of $0.10 and the 2012 R&D Tax Credit impact of $0.06. 5 2013 EPS Growth – Restating 2012 to exclude the 2012 Obesity impact of $0.10 and including the 2012 R&D Tax Credit impact of $0.06.

Delivering Consistent Outperformance and Driving

Long-Term Shareholder Value

$180.00

160.00

140.00

120.00

100.00

80.00

60.00

40.00

20.00

0.00

04/15/02

FDA approved BOTOX® for cosmetic use

12/24/02

FDA approved RESTASIS®

11/15/05

Announced acquisition of Inamed for ~$3bn

10/15/10

FDA approved BOTOX® (ChronicMigraine)

10/23/13

FDA approved JUVÉDERM® VOLUMATM XC

Allergan 2,027%

NBI 689%

S&P500 94%

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Allergan S&P 500 NASDAQ / Biotechnology

Exceed / Meet Guidance Missed Guidance

Performance Against Company Guidance:

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Allergan Has Exceeded Its Guidance Virtually Every Year For the Past 15 Years

ALLERGAN

Our pursuit. Life’s potential.®

Durable Business Model Continues To Create

Tremendous Shareholder Value

Recession Proof Business Model

Sales ($bn) R&D Ratio

$7.0 20.0%

$6.2

$6.0

$5.5

19.0% $5.1 $5.0 $4.6 $4.2 $4.0

18.0% $4.0 $3.6 $3.0 $2.9

16.8%

17.0%

16.7%

16.7%

16.5%

$2.0

16.0%

15.8%

15.8%

16.0%

$1.0

15.2%

$0.0

15.0%

2006

2007 2008 2009 2010 2011 2012

2013

Unique & Durable Product Portfolio

Product Patent Expiration Date

ALPHAGAN® P 0.10% 2022

COMBIGAN® 2022

LUMIGAN® 0.01% 2027

RESTASIS® 2024

LASTACAFT® 2029

ACZONE® 2016

TAZORAC® GEL 2014(1)

LATISSE® 2024

BOTOX® & Neuromodulators – over 100 use and process patents, expiring out to 2031

Complexity and size of molecule

Manufacturing and regulatory barriers

ALLERGAN

Our pursuit. Life’s potential.®

(1) Requirement for bio-equivalence study has created a barrier for Gx entry

Our Investments in Human Capital Are Focused On

Generating Sustainable Sales Growth

Over 50% Personnel Focused on Innovation & Sales

Strong productivity gains

Sales growth up ~11x (1) (1997–2013)

Employees up ~2.4x (2) (1997–2013)

18%

25%

23%

34%

1997 (2) 2013

Sales $0.6bn $6.2bn +930%

Sales Force 750 3,800 +410%

R&D 700 2,100 +200%

Company 4,700 11,400 +140%

R&D

Sales

Production

Finance & Marketing

(1) Excludes Obesity Intervention which was divested in Q4 2013.

(2) Includes estimated adjustment for 2002 Advanced Medical Optics, Inc. spin-off.

ALLERGAN

Our pursuit. Life’s potential.®

Targeted Expansion into High Value Geographies

$ billion

$1.2 $1.0 $0.8 $0.6 $0.4 $0.2 $0.0

Indonesia

Vietnam

Represents The Start of

Direct Operations Russia

Philippines

South Africa

China

Poland

Turkey

Korea

+29% +11% +9% +26% +22% +17% +15%

2006 2007 2008 2009 2010 2011 2012 2013

18% CAGR*

Emerging Markets: Latin America, Asia (excluding Australia and New Zealand), EAME Emerging Markets Growth in Local Currency

* CAGR calculated on sales in Dollars

ALLERGAN

Our pursuit. Life’s potential. ®

Starting With a Small Footprint Nearly 15 Years Ago…

2000 Footprint in Our Pillars

Glaucoma

- ALPHAGAN®

Dry Eye

- REFRESH®

Ocular Surface

Disease

- OCUFLOX®

- ALOCRIL®

- ACULAR®

- PREDFORTE®

BOTOX® Therapeutic

- Blepharospasm

Ophthalmics

TAZORAC®

- Cream

- Gel

AZELEX®

- Cream

Medical Dermatology

Pillar did not exist in 2000

Medical Aesthetics

BOTOX® Therapeutic

- Cervical Dystonia

Neurology

Pillar did not exist in 2000

Urologics

ALLERGAN

Our pursuit. Life’s potential.®

…Allergan Is Now The Market Leader In Multiple Therapeutic Areas…

- **Current Footprint In Our Pillars**

Ophthalmics

Glaucoma
- *LUMIGAN®*
- *ALPHAGAN®*
- *GANFORT™*
- *COMBIGAN®*
- IOP lowering
  - Bimatoprost Sus. Release (Ph 2)

Retina
- *OZURDEX®*
- *NOVADUR®* (Brimonidine) (Ph 2 Confirmatory)
- AGN 150998 (Anti-VEGF *DARPin®* (Ph 2))
- Anti-VEGF-A / PDGF-B *DARPin®* (Pre-Clinical)
- TKI (Pre-Clinical)

Dry Eye
- *RESTASIS®*
- *REFRESH*
  - *OPTIVE®*

Ocular Surface Disease
- *ACUVAIL®*
- *ZYMAXID®*
- *LASTACAFT®*

Medical Aesthetics *

BOTOX® Cosmetic
- Glabellar Lines
- Crow's Feet Lines

Dermal Fillers
- *JUVÉDERM®*
  - *VOLUMA™*
  - *VOLBELLA®*
  - *VOLIFT®*

Breast Aesthetics
- *NATRELLE®*

Soft Tissue Support (Plastic Surgery)
- *SERI®*

LATISSE®
- Eyelash Growth
- Brow (Ph 3)
- Scalp (Ph 2 - POC)

Physician Dispensed Creams
- *SkinMedica®*
- *VIVITÉ®*
- *M.D. FORTE®*

Medical Dermatology

TAZORAC®
- Cream
- Gel

ACZONE®
- Topical Acne

BOTOX® Therapeutic
- Hyperhidrosis (Axillary)

AGN-199201 (Oxymetazoline) (Ph 3)
- Rosacea

Neurology

BOTOX® Therapeutic
- Spasticity, CD, Chronic Migraine, JCP, Osteoarthritis (Ph 2), Pain (Ph 2), Depression (Ph 2), etc.

LEVADEX® (Registration)
- Migraine (Acute Therapy)

TEM
- Pain (Ph 2)

Urologics

BOTOX® Therapeutic
- Overactive Bladder

BOTOX® Therapeutic
- Neurogenic Detrusor Overactivity

BOTOX® Therapeutic
- Premature Ejaculation (Ph 2)

Nocturia
- Ser-120 (Ph 3)

* *Plastic surgery & dermatology*

ALLERGAN
Our pursuit. Life's potential.®
15

Allergan Today

ALLERGAN

Our pursuit. Life’s potential.®

Allergan Operates in Large, Growing Markets

WW Ophthalmic Market ($bn)

8% CAGR

$20.9

$14.7

$26.6

2009A 2013A 2017E *

WW Neuromodulator

Therapeutic Market ($bn)

14% CAGR

$1.5

$0.9

$2.6

2009A 2013A 2017E *

WW Aesthetics Market ($bn)

10% CAGR

$3.6

$2.3

$5.0

2009A 2013A 2017E *

Allergan’s Product Offerings

LUMIGAN 0.01%

(bimataprost ophthalmic solution) 0.01%

RESTASIS®

(Cyclosporine Ophthalmic Emulsion) 0.05%

Alphagan P0.1%

(brimonidine tartrate ophthalmic solution) 0.1%

Refresh Lubricant Eye Drops

Botox

Botox

Skin Medica

Juvederm XC

SERI®

Natrelle

Latisse

(bimataprost ophthalmic solution) 0.03%

* Market projections based on Allergan estimates 17

ALLERGAN

Our pursuit. Life’s potential.®

Focus And Commitment Resulting In Leading Market Share Positions

Ophthalmics

Valeant acquired Bausch & Lomb

Novartis acquired Alcon AGN #2 $20.9 12%

AGN #2 $14.6

AGN #2 $19.3 11%

AGN #2 $17.9 9%

AGN #2 $16.5 6%

Worldwide Market ($bn)

2009 2010 2011 2012 2013

Others PFE VRX/BOL ROG STN Alcon NVS AGN

Fillers

Valeant acquired Medicis

AGN #1 $1.2 23%

AGN #1 $1.1 7%

AGN #1 $1.0 28%

AGN #1 $0.8 30%

AGN #2 $0.6

2009 2010 2011 2012 2013

Others VRX/MRX Merz/Bioform AGN

Neuromodulators *

Valeant acquired Medicis

AGN #1 $2.8 12%

AGN #1 $2.5 11%

AGN #1 $2.2 12%

AGN #1 $1.9 8%

AGN #1 $1.7

2009 2010 2011 2012 2013

Others VRX / MRX Merz AGN

Breast

J&J acquired Mentor AGN #1 $0.9 0%

AGN #1 $0.9 8%

AGN #2 $0.8 10%

AGN #2 $0.8 11%

AGN #2 $0.8

2009 2010 2011 2012 2013

Others JNJ / Mentor AGN

Note: Percentages denote growth rates of Allergan’s franchises for Neuromodulators, Fillers and Breast. Percentages for Ophthalmics including Retina denote IMS growth rates.

Sources: Ophthalmics – IMS Global (53 countries) at Q4 2013 constant exchange rates. Neuromodulator/Filler/Breast/Bannding – Mixture of public information and AGN data

* Neuromodulators include Therapeutic and Cosmetic

ALLERGAN

Our pursuit. Life’s potential.®

Differentiated Portfolio And New Product Offerings To

Address A Large, Growing Ophthalmic Market

Glaucoma

Worldwide market in units continues to grow, especially outside the U.S.

Allergan portfolio includes 1st line, adjunctive and fixed combination products

Bimatoprost Sustained Release to address patient compliance

Therapeutic Dry Eye

Large underserved patient population

New branded products expected to stimulate market growth

RESTASIS® X in development and other candidates to enter clinic in 2014 and 2015

Retina

OZURDEX®

Retinal Vein Occlusion and Uveitis – entry points into larger markets

Diabetic Macular Edema1 represents larger market opportunity

DARPin®1 (Anti-VEGF) in Phase II for AMD

WW Ophthalmic Market ($bn)

$30.0 8% CAGR

$26.6* $20.9 $14.7

$25.0

$20.0

$15.0

$10.0

$5.0

$-

2009 2013 2017 E

Other Glaucoma Dry Eye 2 Retina

* Market projections based on Allergan estimates

1 Indications/Compounds under investigation

2 Dry Eye includes Therapeutic Dry Eye and OTC Tears

ALLERGAN 19

Our pursuit. Life’s potential.®

Allergan Has Established The Neuromodulator Market And Is

The Market Leader

Originally established with movement disorders

Establishing markets for new indications where BOTOX® is the only approved neuromodulator

Chronic Migraine, Overactive Bladder and Neurogenic Detrusor Overactivity

Estimate 5-7 years of high growth period, followed by prolonged moderate growth

Overseas markets – establishing reimbursement and pricing can take an additional 2 years

Majority of current neuromodulator market is represented by BOTOX® sales in movement disorders, migraine and bladder

BOTOX® for therapeutic indications is cited in scientific literature almost 3x competitors combined

BOTOX® is being studied in 7 additional indications

Extremely high market barriers to entry (regulatory, clinical studies, physician training)

WW Neuromodulator Therapeutic Market ($bn)

$3.0

14% CAGR $2.6* $1.5 $0.9

$2.5

$2.0

$1.5

$1.0

$0.5

$-

2009 2013 2017 E

* Market projections based on Allergan estimates

ALLERGAN 20

Our pursuit. Life’s potential.®

Leading Aesthetics Franchise With Multiple New Offerings

And Customer Loyalty

BOTOX® Cosmetic Franchise

Favorable demographics

Power of brand recognition

Patient loyalty

Crow’s Feet Lines approved in 2013

- JUVÉDERM® Franchise

VOLUMATM U.S. Launch late 2013

VYCROSSTM Technology -VOLIFT® / VOLBELLA® / VOLUMATM stimulating market growth

Breast Aesthetics

NATRELLE® 410 shaped silicone U.S. approved in 2013

Continued penetration in premium priced reconstruction market

WW Aesthetics Market ($bn)

$6.0

10%CAGR

$5.0*

$5.0

$4.0

$3.6

$3.0

$2.3

$2.0

$1.0

$-

2009

2013

2017 E

Neuromodulators

Fillers

Breast

LATISSE®

* Market projections based on Allergan estimates 21

ALLERGAN

Our pursuit. Life’s potential.®

Our Investments Are Focused On Generating

Sustainable Sales Growth

Worldwide DTC Investment (in $bn)

In $bn

0.25

0.2

Urology

Market

Creation

JUVÉDERM®

0.15

Market

BOTOX®

Expansion

Chronic

Migraine

LATISSE®

Market

Market

RESTASIS®

Expansion

Creation

BOTOX®

Market

0.1

Chronic

Expansion

Migraine

ACZONE®

Market

Market

Creation

Expansion

0.05

0

2008

2009

2010

2011

2012

2013

2014 Est.

Allergan Creates And Builds Markets With Focused Investment

Note: Sales CAGR calculated on 2008-2014 Est. sales. 2014 Est. sales based on mid-point of guidance provided on May 7, 2014.

ALLERGAN

Our pursuit. Life’s potential.®

Allergan Maintains Market Leadership By

Putting Customers First

Patient Focused

Direct-to-consumer advertising

Restasis use twice a day 12 hours apart

Award winning campaigns driving significant patient education ad

RECLAIM YOUR TIME

disease/product awareness

CALM YOUR BLADDER

TV, Print, Online

Comprehensive Patient Savings and CRM

Maybe it’s Chronic Migraine.

Brilliant Distinctions® with over 1.4 million

MYCHRONICMIGRAINE.COM

U.S. women enrolled

Customer Savings

Brilliant DISTINCTIONS® PROGRAM

Feedback to Practices (over 13,000 accounts)

Helping patients get the treatment

BOTOX Partnership for Access

they need

5431 0300 1000 0080 MasterCard 12/10

BOTOX® /OZURDEX® PATIENT ASSISTANCE®

JOHN A. SAMPLE

covering cost for insured and uninsured

Co-Pay foundation support

BOTOX® Partnership for Access offering co-pay assistance for out-of-pocket expenses

Physician Focused

Industry leading disease state education in Ophthalmology

FORGETM Focusing Ophthalmology on Reframing Glaucoma Evaluation

Didactic/Live physician training programs for injection paradigm/technique

OPTOMETRY JUMP STARTTM

Extensive programs in Optometry including Jumpstart for Teaching

NPS Neuroscience Practice Specialist

Institutions

Practice consultation

Dedicated teams helping to enhance

BOTOX REIMBURSEMENT SOLUTIONS

office flow and logistics

Comprehensive reimbursement support

Allergan Retina Coverage Connection

BOTOX® Reimbursement Solutions

ALLERGAN

Our pursuit. Life’s potential.®

Allergan’s Multi-Faceted Sales & Marketing Approach Builds Value for Customers

Classic detailing

is only one component of a successful marketing effort

Sales Force Detailing

Classical pharmaceutical detailing

Portfolio of Products

Marketing

Exposure to and options for products patients want

Managed Care

MANAGED CARE ORGANIZATIONS

Reimbursement & Access

Customer Service

Foundation Supporting Sales Force

Increasing access to product

Medical Affairs

Medical Education

Physician Training

Institutional Training

OPTOMETRY JUMP START

In-Practice Consultation

NPS Neuroscience Practice Specialist

Helping physicians build their practice

Sophistication of sales and marketing is an integral part of Allergan’s success and differentiation

ALLERGAN

Our pursuit. Life’s potential.®

Product Innovation Allows Allergan’s Sales Infrastructure To Be Highly Successful

Creating new markets where none existed

Often targeting larger market opportunities

Higher margin products, cash pay and reimbursement markets

Toxin Type A Botox Cyclosporine Ophthalmic Emulsion 0.05% Restasis Latisse (bimatoprost ophthalmic solution) 0.03% Juvederm

Develop differentiated, commercially successful products

Drives customer loyalty

Optimizes better products for patients

Pipeline in a product

Alphagan P (brimonidine tartrate ophthalmic solution) 0.1% Juvederm VOLUMATM XC

Employ efficient R&D model with probability of success higher than the industry

Specialty focused

Local drug delivery Ozurdex (dexamethason intravitreal implant) 0.7mg aczone 30g

ALLERGAN 25

Our pursuit. Life’s potential.®

Allergan Innovation Has Created New Therapeutic Markets…

Restasis® (Cyclosporine Ophthalmic Emulsion) 0.05%

The first and only therapeutic product indicated for the treatment of dry eye

BOTOX® onabotulinumtoxinA injection

The first and only product indicated for prophylaxis of headaches in patients with Chronic Migraine

Sales (in $bn)

Global Dry Eye Market



$3.0
$1.2
Rx
$1.8
Tears
~$0.5
Pre-*RESTASIS*® (Tears only) 2002
Post-*RESTASIS*® (Tears and Rx) 2013

Sales (in $bn)

U.S. *BOTOX*® Chronic Migraine Sales



2010 (*BOTOX*® Chronic Migraine Launch)
2014 E

ALLERGAN
Our pursuit. Life's potential.®

1. 2007 Report of the International Dry Eye WorkShop (DEWS). *Ocul Surf. 2007*; IMS HEALTH Confidential and Proprietary; Source: IMS MAT Q3-13 + CE Mark Data from 11 European Countries at Q3-13 Constant Exchange Rate.

26

...And Also Led In The Creation Of The Aesthetic Market

Toxin Type A BOTOX (Cosmetic)

BOTOX® single handedly expanded the aesthetic market

Sales (in $bn)

Global Neurmodulator Cosmetic Market

$1.3

$0.1

Pre-BOTOX®

2013

Cosmetic

Approval

(2001)

Juvederm 2x1.0 ml VOLUMATM XC

First and only FDA approved to instantly add volume to the cheek area

Sales (in $bn)

Global Filler Market

$1.2

$0.5

2006

2013

ALLERGAN

Our pursuit. Life’s potential.®

Successful “Customer First” Approach

Sustains Market Leadership in Neurotoxins Builds Shares in Fillers

Global Neuromodulator Market Share - Quarterly

100%

80%

60%

40%

20%

0%

Q2-12

Q3-12

Q4-12

Q1-13

Q2-13

Q3-13

Q4-13

BOTOX® / Vistabel®

Dysport® / Azzalure®

(Valeant / Galderma / Ipsen)

others*

Global Fillers Market share - Yearly

40%

30%

20%

10%

0%

Valeant announces Medicis Acquisition 09/03/12, completed 12/11/12

2009

2010

2011

2012

2013

AGN

VRX / MRX / Dermik

GLD

Merz / BioForm

JNJ

others

With Multiple Global And Regional Competitors, Allergan Still Maintains ~80% Market Share

* Others includes Xeomin / Bocouture (Q4-13 share 5.3%), Neuronox / Meditoxin (1.2%), Prosigne / C-BTX-A (1.2%), Botulax (0.8%) and NeuroBloc / Myobloc (0.7%). Products listed are registered trademarks of their respective companies.

ALLERGAN

Our pursuit. Life’s potential. ®

Successful “Customer First” Approach In Key US Franchises

US Aesthetic Neuromodulator Market Share

100%

80%

60%

40%

20%

0%

Q2/12 Q3/12 Q4/12 Q1/13 Q2/13 Q3/13 Q4/13 Q1/14

BOTOX® Dysport® (Valeant) Xeomin® (Merz)

US Filler Market Share

100%

80%

60%

40%

20%

0%

Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14

Allergan Valeant (Medicis) Merz / BioForm Others

Allergan is gaining market share (e.g. Fillers) in key franchises

* others includes primarily Xeomin / Bocouture (Q4-13 share 5.5%), Neuronox / Meditoxin (2.3%), Prosigne / C-BTX-A (2.3%) and Botulax (1.6%), but also NeuroBloc / Myobloc. Products listed are registered trademarks of their respective companies.

ALLERGAN

Our pursuit. Life’s potential.®

New Products Driving Allergan Ophthalmic Growth Global Eye Care Excluding Retina

YoY Growth Among Top Ophthalmology Players

Valeant acquired Bausch & Lomb

Constant Currency Growth

40

30

20

10

0

-10

-20

-30

-40

2009 2010 2011 2012 2013

NVS AGN PFE MRK VRX / BOL

Market Share 2013 Sales ($bn) 2013 Growth 4Q12-4Q13 QoQ Growth

NVS 30% $4.3 7% 9%

AGN 22% $3.2 11% 12%

VRX/BOL 8% $1.2 8% 4%

PFE 5% $0.7 (13%) (7%)

MRK 3% $0.5 0% (2%)

Recent weakness of principal competitors

Sources: Eye Care - IMS Global (53 countries) at MAT Q4-13 constant exchange rates. Excludes retina.

ALLERGAN

Our pursuit. Life’s potential.®

Unique Innovative Insights Have Built Pipeline Within A Product

BOTOX® Worldwide Sales And R&D Spend US Product Approvals

Sales (in $bn)

BOTOX® Worldwide Sales (incl. Tx & Cos)

BOTOX® Total R&D Spend

$2.0

$1.5

$1.0

$0.5

$0.0

1989:

Blepharospasm

Strabismus

2000:

Cervical Dystonia

2002:

Glabellar Lines

2004:

Hyperhidrosis

2010:

Upper Limb Spasticity

Chronic Migraine

2013:

Crow’s Feet Lines

Idiopathic Overactive Bladder

2011:

Neurogenic Overactive Bladder

Total Sales:

$15.7bn

Cumulative R&D: $1.6bn

1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 E

Since 1989, 28 BOTOX® Indications Have Been Approved Across 87 Countries Cumulative BOTOX® Sales Through 2013: $15.7bn

Source: IMS US$MMs Sales @ actual rates (1996 to 2013) 53-country rollup (Eye Care).

Note: R&D cumulative between 1992 - 2013. Revenue cumulative between 1997 - 2013

ALLERGAN

Our pursuit. Life’s potential.®

Investment in R&D for BOTOX® Has Created Blockbuster Franchise

($Bn)

$2.0

$1.5

$1.0

$0.5

$0.0

If R&D stopped before Cervical Dystonia Approval, BOTOX® would be a $0.4bn product (2013)

If R&D stopped before Glabellar lines Approval, BOTOX® would be a $0.9bn product (2013)

If R&D stopped before UL Spasticity & Chronic Migraine Approval, BOTOX® would be a $1.5bn product (2013)

If R&D stopped before Neurogenic Overactive Bladder Approval, BOTOX® would be a $1.7bn product (2013)

BOTOX® Current Sales (2013): $2.0bn

R&D Saved

$ 0.3

$ 0.5

$ 1.0

$ 1.5

Cumulative Sales Foregone

$0.4 (1*)

$0.8 (3*)

$5.0 (11*)

$10.6 (13*)

1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

* Denotes number of years the new indication has been on market

ALLERGAN

Our pursuit. Life’s potential.®

Strong Innovative R&D is a Formula Repeatable in Other Allergan Assets

JUVEDERM® WORLDWIDE SALES & R&D SPEND US & Key OUS Product Approvals

Sales (in $bn)

WW JUVEDERM® Revenue

WW JUVEDERM® R&D

0.6

0.5

0.4

0.3

0.2

0.1

0

US 2006:

JUVEDERM® Ultra, Ultra Plus

Europe 2009:

VOLUMATM XC, Ultra Smile, Ultra XC, Ultra Plus XC - with lidocaine

US 2010:

JUVEDERM® Ultra XC , UltraPlus XC - with lidocaine

Asia Pacific 2010:

JUVEDERM® Ultra XC , UltraPlus XC - with lidocaine

Canada 2011:

VOLUMATM XC

VOLBELLA® & VOLIFT®

US 2013:

JUVEDERM® VOLUMATM XC

Cumulative Sales: $2.2Bn

Cumulative R&D: $0.2Bn

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Note: Allergan R&D cumulative between March 2006- 2013.

ALLERGAN

Our pursuit. Life’s potential.®

BOTOX® Is The Undisputed Leader In Neuromodulators

More Approved Indications vs. Competing Toxins...

Major Indications BOTOX® DYSPORT® XEOMIN®

Cervical Dystonia

Blepharospasm

Hemi Facial Spasm

JCP

Spasticity

Chronic Migraine

OAB

NDO

Hyperhidrosis

Glabellar Lines

Crows Feet Lines

...With Better Awareness and More Established Studies in the Medical / Academic Community

Peer-Reviewed Literature on Commercially Available Botulinum Toxins

Therapeutic Use

3,000

2,000

1,000

0

2,854

BOTOX®

974

DYSPORT®

131

XEOMIN®

Cosmetic Use

500

400

300

200 100

0

405

BOTOX®

127 DYSPORT®

36

XEOMIN®

28 Worldwide indications

ALLERGAN

Our pursuit. Life’s potential.®

BOTOX® Growth Well Diversified as Therapeutic Growth Outpaces Cosmetic Growth

WW BOTOX®

Revenue ($Bn)

US therapeutic represents >70% of WW Sales

Significant international opportunity

Therapeutic indications require multi-faceted sales and marketing program

Therapeutic indications typically require more units per treatment than cosmetic indications

$2.5 $2.0 $1.5 $1.0 $0.5 $0.0

USA: Cosmetic Europe: Adult Spasticity $0.4 60% 40% 2002

Europe: Cosmetic $0.6 60% 40% 2003

Europe: Hyperhidrosis, Europe: Cosmetic USA: Hyperhidrosis $0.7 58% 42% 2004

$0.8 57% 43% 2005

$1.0 52% 48% 2006

$1.2 50% 50% 2007

$1.3 50% 50% 2008

Japan: Cosmetic $1.3 52% 48% 2009

US: Adult Spasticity US: Chronic Migraine $1.4 51% 49% 2010

Europe1, Asia1, LA: Chronic Migraine USA, LA1, Europe1: Neurogenic Detrusor Overactivity $1.6 51% 49% 2011

Europe1, Asia1, LA1: Chronic Migraine Asia1, LA1, Europe1: Neurogenic Detrusor Overactivity Europe1: Overactive Bladder $1.8 52% 48% 2012

USA: Overactive Bladder, Crow’s Feet Lines Europe: Crow’s Feet Lines Asia: Overactive Bladder $2.0 54% 46% 2013

ALLERGAN

Our pursuit. Life’s potential.®

Cosmetic Therapeutic Denotes Approvals

1 Approved in several countries within Latin America (LA), Europe (EUR) and Asia (ASIA).

Prudent R&D Investment Across All Stages of R&D

R&D Breakdown By Stage of Development

~$1.0bn Spent on R&D in 2013

55% 16% 13% ~$0.2bn 16%

Discovery / Research Pre-Clinical / Phase 1 Phase 2 / 3 Post-Approval / Maintenance

Early stage research makes up only 29% of Allergan’s R&D

Most new therapeutic indications require Phase 2 and Phase 3 clinical trials

ALLERGAN

Our pursuit. Life’s potential.®

Consistently Outperforming Peers in R&D Innovation

Products launched by company1 X Average

2000 2005 2010 2015E2

Co. A 20 Co. D 17 Co. D 16 AGN 13

Co. B 17 Co. A 16 AGN 15 Co. D 11

Co. C 16 AGN 15 Co. B 14 Co. K 11

Co. D 16 Co. F 14 Co. H 14 Co. H 11

Co. E 16 Co. H 14 Co. E 14 Co. I 10

Co. F 15 Co. J 14 Co. K 13 Co. E 9

Co. G 15 Co. E 14 Co. A 13 Co. A 9

Co. H 13 Co. I 13 Co. G 12 Co. B 9

Co. I 13 Co. B 11 Co. J 12 Co. J 8

AGN 13 Co. K 11 Co. I 11 Co. G 7

Co. J 12 Co. C 11 Co. C 11 Co. C 6

Co. K 11 Co. G 11 Co. F 10 Co. F 6

15 14 12 9

ALLERGAN

Our pursuit. Life’s potential.®

Source: Independent Global Consultant

1 Includes products launched in the 20 years preceding given year and in the year itself

2 Based on consensus analyst forecasts

Based on a Development Strategy That Delivers Success Higher Than Industry Average (2000-2012)

Local therapy vs. systemic administration improves approval POS

Probability of Success (POS) to Market

100%

90%

80%

70%

60%

50%

40%

30%

20%

10%

0%

1.7x Better than Industry (Ph. 1 to Market)

17%

10%

22%

18%

83%

64%

Phase I to Market Phase II to Market Phase III to Market

Allergan Industry

ALLERGAN

Our pursuit. Life’s potential.®

Data provided by CMR (Thomson Reuters)

Waves Of Innovation Are The Key To

Multi-Pronged Value Creation

LUMIGAN® 0.03%

ALPHAGAN® 0.2%

JUVÉDERM®

GANFORTTM

LUMIGAN® 0.01%

ALPHAGAN® 0.15%

JUVÉDERM® XC

GANFORTTM

Unit Dose

LUMIGAN®

Unit Dose

ALPHAGAN® 0.1%

COMBIGAN®

VYCROSS®

VOLBELLA®

VOLUMATM XC

VOLIFT®

Optimized Products For Patients

Portfolio Of Products Drives Customer Loyalty

BOTOX® Blepharospasm

BOTOX® Glabellar Lines

BOTOX® Chronic Migraine

BOTOX® Bladder

Pipeline In A Product

ALLERGAN

Our pursuit. Life’s potential.®

Substantial Sales Return On Relentless Product

Optimization / Life Cycle Extension Products

($ in bn)

$1.8

$1.6

$1.4

$1.2

$1.0

$0.8

$0.6

$0.4

$0.2

$0.0

ALLERGAN

Alphagan®

0.2% Sterile

5 mL

Return on R&D: 24x $0.1 $1.4

ALLERGAN

NDC 0023-9177-05

Alphagan® P

(brimonidine tartrate ophthalmic solution)

0.15% 5 mL Rx Only sterile

Return on R&D: 18x

$0.1 $0.8

Alphagan® P

(brimonidine tartrate ophthalmic solution) 0.1%

Return on R&D: 32x

$0.1

$1.7

Combigan

brimonidine tartrate

2 mg/mL and

5 mg/mL eye drops

STERILE 5 mL

ALLERGAN

Return on R&D: 21x

$0.1 $1.1

Alphagan® 0.2% Alphagan® P 0.15% Alphagan® P 0.1% Combigan®

Cumulative R&D (1992–2013) Cumulative Total Rev (1997–2013)

Improvements:

Reduced ocular allergies

Improved efficacy Better tolerated Less systemic exposure

Improved efficacy

Much lower ocular allergies

ALLERGAN

Our pursuit. Life’s potential.®

Value Created Through Investments in All Pre-Phase III Projects

All currently approved and ongoing development projects required or require pre-phase 3 work



Sales Return +25x
~$7bn
~$50bn
~$120bn
Cumulative R&D Spend 1992–2013
Cumulative Sales 1997–2013
2014 – 2024 Potential Additional Sales Associated with R&D Spent

If Allergan were to stop *DARPin*® development today …



$0.35bn –$0.40bn
~$20bn
Potential Phase 3 R&D Savings *
Potential Cumulative 10-year *DARPin*® Sales*

Abandoning pre-phase III projects will be value destructive

ALLERGAN
Our pursuit. Life's potential.®

Note: All projections based on Allergan estimates.
* R&D investments and potential sales figures exclude Dual *DARPin*®.

41

Key Recent Approvals will Drive Growth in the Medium Term

US – 11 FDA Approvals	EU	ROW
BOTOX® Chronic Migraine	*BOTOX*® Chronic Migraine	*ALPHAGAN*® P 0.01% (Japan)
BOTOX® Cosmetic – Crow's Feet Lines	*BOTOX*® Idiopathic Overactive Bladder (Positive Opinion)	*BOTOX*® Chronic Migraine (Canada, LA & Asia)
BOTOX® Overactive Bladder	*BOTOX*® Neurogenic Detrusor Overactivity	*BOTOX*® Overactive Bladder (Canada & Asia)
BOTOX® Neurogenic Detrusor Overactivity	*GANFORT*™ Unit Dose	*BOTOX*® Neurogenic Detrusor Overactivity (Canada, LA & Asia)
BOTOX® Spasticity (UL)	*LUMIGAN*® 0.01%	*BOTOX*® Spasticity (Japan)
JUVÉDERM® + Lidocaine	*LUMIGAN*® 0.03% Preservative Free Unit Dose	*LATISSE*®* • Canada • Brazil • Parts of East Asia
JUVÉDERM VOLUMA™ *XC*	*OZURDEX*® RVO	*NATRELLE*® Round Silicone Gel-Filled Breast Implants and Style 133 Tissue Expanders (Japan)
LUMIGAN® 0.01%	*VISTABEL*® – Crow's Feet Lines (Positive Opinion)	*RESTASIS*® (Canada)
NATRELLE® 410 Highly Cohesive Anatomically Shaped Silicone-Filled Breast Implants		
OZURDEX® Uveitis		
ZYMAXID®		

Pipeline success has further positioned Allergan for sustained medium-term growth with enhanced returns on investment

ALLERGAN
Our pursuit. Life's potential.®
42

Market Leadership, Improving Performance and Critical Mass

2000 – 2013 Gross Margin

Quality of Sales and Manufacturing Efficiency Driving Margins

90%

85%

80%

75%

70%

2000 2002 2004 2006 2008 2010 2012

2000 – 2013 EBITDA Margin

Operational Efficiency Continues to Improve Over Time

40%

35%

30%

25%

20%

2000 2002 2004 2006 2008 2010 2012

Allergan is poised to leverage critical mass to deliver significant growth with new opportunities

ALLERGAN

Our pursuit. Life’s potential.®

Investment In Infrastructure Now in Place, Ready to be Leveraged

2000 – 2013 R&D Ratio

Consistent R&D Investment to Drive Long-term Growth

50%

40%

30%

20%

10%

2000 2002 2004 2006 2008 2010 2012

2000 – 2013 SG&A Ratio

Leveraging Existing Promotional, Sales and Marketing Infrastructure

50%

40%

30%

20%

10%

2000 2002 2004 2006 2008 2010 2012

Allergan is poised to leverage critical mass to deliver significant growth with new opportunities

ALLERGAN

Our pursuit. Life’s potential.®

Allergan Tomorrow

ALLERGAN

Our pursuit. Life’s potential.®

Sales Growth is Accelerating

Local Currency y-o-y Sales Growth

18.0%

16.0%

16.0% 15.0%

14.0% 14.0%

12.0% 11.0% 11.0%

10.0% 10.0% 9.0%

8.0% 8.0%

6.0%

4.0%

2.0%

0.0%

2010 2011 2012 Q1 ‘13 Q2 ‘13 Q3 ‘13 Q4 ‘13 Q1 ‘14

Note: 2010 – 2012 retrospectively adjusted to exclude Obesity Intervention Business.

ALLERGAN

Our pursuit. Life’s potential.®

Anticipated Near-Term New Value Drivers

BOTOX® Depression entered Phase II – Q2 2014

LEVADEX® U.S. FDA expected approval – Q2 2014

OZURDEX® DME U.S. FDA expected approval – Q2 2014

DARPin® Phase II Stage III data – 2nd half of 2014

Bimatoprost Sustained Release Glaucoma Phase II Data – late 2014 / early 2015

ALLERGAN

Our pursuit. Life’s potential.®

In the Next Five Years, Allergan Expects Multiple Major Product Drivers of Growth

1 BOTOX® Therapeutic

2 BOTOX® Cosmetic

3 RESTASIS®

4 JUVÉDERM® / VYCROSS® Franchise

5 OPTIVE®

6 OZURDEX®

7 Bimatoprost Sustained Release (Glaucoma)

8 LEVADEX®

ALLERGAN

Our pursuit. Life’s potential.®

Recently Approved BOTOX® Therapeutic Indications Offer

Substantial Growth Opportunities

Estimated Global Market Size for the Next 3 - 5 Years

($ in bn)

Estimated in 2013

Estimated in 2011

Estimated in 2012

$3.5 - $4.6

$3.7 - $4.8

$4.1 - $5.2

Neurology

Neurology

Neurology

$1.8 - $2.2

$1.8 - $2.3

$2.0 - $2.5

Movement

Disorders

Spasticity

Chronic

Migraine

OAB

Other

Hyperhidrosis

Cosmetic

Therapeutic

55% - 60%

Aesthetic

40% - 45%

URO $0.2 - $0.5

URO $0.3 - $0.5

URO $0.3 - $0.5

Dermatology

Dermatology

Dermatology

$1.6 - $1.9

$1.7 - $2.0

$1.8 - $2.2

2013 Market Size

Estimate: $2.8bn

Allergan poised to further drive market size with depression, osteoarthritis, premature ejaculation

Market size projections have consistently increased over time

*Source: Allergan Market Estimates

ALLERGAN

Our pursuit. Life’s potential.®

Rich, Highly Diversified Pipeline Merits Significant Value Recognition

As of Apr 29, 2014

	Pre-Clinical	Phase I	Phase II – POC	Phase II – Confirmatory	Phase III	Registration	Post Approval
Derma-tology	• 1 rosacea programs → ph1 • 2 acne programs → ph1 • One early preclinical acne program • One early pre-clinical derm program for a new indication		• Bim Hair Growth • BTX Masseter	• Medytox Aesthetic	• BTX CFL Asia • BTX Forehead Lines • *LATISSE*® Brow • Oxymetazoline Rosacea • *ACZONE*®X		• BTX CFL • *LATISSE*® US • *LATISSE*® Japan
Urology			• BTX PE		• SER-120		• BTX OAB • BTX NDO
Neurology & Pain	• AGN-1857 Migraine → ph1 • BTX X with potential for higher dose and/or longer duration → ph1		• Senrebotase (TEM) Pain • BTX Depression • BTX OA Pain • BTX New Indication	• Medytox Therapeutic	• BTX Spasticity Adult LL, Adult UL, Ped LL, Ped UL	• AGN-1763 BTX LL Spasticity • "*LEVADEX*®" Headache	• BTX Headache
Retina	• Dual anti-PDGF/VEGF *DARPin*® AMD → ph2 • 1 retina program → ph1 • 2 early preclinical retina programs			• *DARPin*® AMD • *DARPin*® DME • Brimo DDS Dry AMD	• *OZURDEX*® RVO China	• *OZURDEX*® DME	• *OZURDEX*® RVO • *OZURDEX*® DME 3B
Anterior Segment	• 1 NCE for Dry Eye → ph1 • 1 cpd for new indication → ph2 • 1 cpd for new indication → ph1	• NCE Dry Eye	• Androgen Front of Eye • *RESTASIS*® X		• *LASTACAFT*® Japan • *RESTASIS*® EU • 1 cpd for front of eye indication		
Glaucoma	• NCE Glaucoma → ph2 • Combo glaucoma Japan → ph3			• Bimatoprost SR			• *LUMIGAN*® UD • *LUMIGAN*® 0.01% EU • *GANFORT*™ UD • *GANFORT*™ China

Bold Italic = Top-Tier Projects

Highlight indicates new programs not previously disclosed

ALLERGAN
Our pursuit. Life's potential.®

50

Balance Sheet Strength Allows Strategic Flexibility

Operating 2010* 2011 2012 2013

Cash Flow $1.1B $1.2B $1.7B $1.7B

$0.00

$0.40

$0.80

$1.20

$1.60

$2.00

$0.5B

$0.9B

$1.5B

$1.8B

Cash Flow Deployment ($B)

Business Development

Share Repurchase

Capital Expenditures

Dividend

Cash Flow Deployment

Business Development - Priority is to

bring in commercial products and

technologies to drive growth (4 year total

- $1.6B)

Capital Expenditures - Expect to peak

at $200 - $250M (4 year total - $0.5B)

Share Repurchase - Offset employee

options (4 year total - $2.3B)

Dividends - Expect to maintain current

levels (4 year total - $0.2B)

* Operating Cash Flow adjusted to exclude payment of $594M to DOJ

ALLERGAN

Our pursuit. Life’s potential.®

Promising Outlook on Long-Term Growth

Additional Free Cash Flow of ~$14Bn to Drive Strategic Options and Financial Flexibility

Long-term growth driven by new product innovation and operational excellence

2013A

Revenue

$6.2bn

EPS

$4.77

2014 E

Guidance

Revenue

$6.8bn -

$7.0bn

EPS

$5.64 -

$5.73

EPS Growth

18% - 20%

2015 E

Guidance

Revenue

Growth

Double Digit

EPS Growth

20% - 25%

Double Digit Revenue Growth

20% 5-year EPS CAGR

2016E

Revenue Growth

R&D*

SG&A*

EPS Growth

2017E

5-Year Target

Double digit

14% - 15%

Mid-to High 20%

20% CAGR

2018E

2019 E

Allergan’s management team is best equipped to deliver value for stockholders, as our track record speaks for itself

*As a percentage of sales.

ALLERGAN

Our pursuit. Life’s potential.®

Allergan in the Future

We have built a pre-eminent specialty pharmaceutical company

Investments over long period yielding consistent flow of regulatory approvals, revenue growth and margin expansion

Consistent delivery of results leading to share price outperformance

Longevity and depth of expertise in our specialties

In mid-2013, management and our Board of Directors began working on a plan to further enhance sales and earnings performance

Poised to leverage critical mass

Operational efficiency and leveraging commercial infrastructure will accelerate bottom line growth

Which has produced an enhanced and attractive outlook

Our management team is best positioned to drive future growth through innovation and operational excellence

Continue to maximize value through market expansion and new market creation

Further increase productivity in clinical development

Optionality of High Peak Revenue R&D Projects

DARPin® / dual DARPin®

Brimonidine Sustained Release - Dry AMD

BOTOX® Depression

Scalp Hair Growth

Bimatoprost Sustained Release (Glaucoma)

ALLERGAN

Our pursuit. Life’s potential.®

Reconciliation of Selected Non-GAAP Financial Measures

“GAAP” refers to financial information presented in accordance with generally accepted accounting principles in the

United States.

In this presentation, Allergan included historical non -GAAP financial measures, as defined in Regulation G promulgated by the Securities and Exchange Commission, with respect to estimates for the year ended

December 31, 2013, and the corresponding periods for 1999 through 2012. The information for 2012 and 2011 has been retrospectively adjusted to reflect the obesity intervention unit, which was sold on December 2, 2013, as discontinued operations. Allergan believes that its presentation of historical non -GAAP financial measures provides useful supplementary information to investors. The presentation of historical non -GAAP financial measures is not meant to be considered in isolation from or as a substitute for results prepared in accordance with GAAP.

In this presentation, Allergan reported certain financial measures including “Adjusted Sales”, “Adjusted SG&A”,

“Adjusted R&D”, “Adjusted EPS”, “Proforma Growth” and “Sales Growth at constant exchange rates” as adjusted for

Non-GAAP items. Allergan uses these financial measures to enhance the investor’s overall understanding of the financial performance and prospects for the future of Allergan’s core business activities. Specifically, Allergan believes that a report of these financial measures provides consistency in Allergan’s financial reporting and facilitates the comparison of results of core business operations between its current, past and future periods. Adjusted Sales, Adjusted SG&A, Adjusted R&D, Adjusted EPS, Proforma Growth and Sales Growth are the primary indicators management uses for planning and forecasting in future periods. Allergan also uses Adjusted Sales, Adjusted R&D and Adjusted EPS for evaluating management performance for compensation purposes.

A reconciliation of non -GAAP items may be found under the heading “Non -GAAP Financial Reconciliation” in the investor relations section of the www.Allergan.com website.

ALLERGAN

Our pursuit. Life’s potential.®

ALLERGAN

Our pursuit. Life’s potential.®

May 2014

Allergan

A Specialist in the Biopharmaceutical

& Medical Device Industries

To:	All Allergan Employees

From:	David E. I. Pyott, Chairman of the Board and CEO

Re:	Allergan Update

Colleagues:

As promised, I want to provide you with an update regarding the unsolicited proposal we received from Valeant on April 22, 2014.

This morning, we communicated to Valeant that, following a comprehensive review, in consultation with our financial and legal advisors, the Allergan Board of Directors has unanimously rejected this proposal after concluding that it substantially undervalues our Company and is not in the best interest of our Company, our stockholders, our customers, and our employees.

Allergan and Valeant are very different companies with very different philosophies. The Allergan path has been one of consistent growth and success rooted in customer service, research and development, innovation, creating new markets, training and education, and valuable product support services. This has been our focus in the past and must continue to be our focus going forward.

This morning, we are in New York City to hold a conference call with investors to inform them of the Board of Directors decision and share our plans for continued future growth and will be meeting with many investors. I will also be speaking with members of the financial and business press. I recognize that, during the past few weeks, it has been difficult to see our Company discussed in the media by others. As you all know, I have always welcomed the opportunity to speak with the media when appropriate and today is such an occasion.

Many of us have been touched by the messages of support we have received from our customers. They have emphatically told us that they value our products, the long-term relationships we have built with them, the high-quality service we have provided, and the innovation we have consistently delivered to them over six decades…and will continue to deliver.

I would like to thank all Allergan employees around the world for your determination to avoid the distraction of the recent developments and for coming to work every day with a focus on meeting and exceeding the expectations of our customers and delivering innovative products that help to improve the lives of their patients. I recognize that you may have some questions about today’s announcement and invite you to participate in a Town Hall Meeting that Doug Ingram, President and Scott Whitcup, M.D., Executive Vice President, Research & Development, Chief Scientific Officer will be hosting at our headquarters in Irvine at 9 a.m. PT, which you can attend in a variety of ways—in person in Irvine, via webcast on the Inside Allergan home page, or dial-in on the phone. An invitation containing more information will be sent via email shortly.

I would also like to acknowledge the small team of Allergan employees who have been working to address this unsolicited proposal and who will continue to work to address any future developments. I want to assure you that the Allergan Board of Directors and management team remain focused on doing what is best for our Company, our stockholders, our customers, and our dedicated employees. And you have my commitment that we will continue to keep you informed as we move forward.

David

May 12, 2014

To our valued customers:

During the past few weeks, following our receipt of an unsolicited proposal from Valeant, we have received many phone calls and emails from physicians and healthcare providers around the world. They have told us that our work has made a difference to them, the medical community, and their patients; and they have shared their concerns about the potential impact of a Valeant transaction on Allergan, particularly research and development and future innovation. We truly appreciate all these words of encouragement and support.

This morning, the Allergan Board of Directors unanimously rejected this proposal. The Board believes the proposal substantially undervalues Allergan and is not in the best interest of our company, our stockholders and of you, our customers, and your patients.

Since our company was founded more than 60 years ago, we have remained committed to serving our customers by focusing on a core set of priorities: investing in research and development, bringing a steady stream of innovative products to market, building new markets through physician education and training, informing and educating consumers, and offering valuable product support services. In the case of products reimbursed by private or Government payors, we have also strived to ensure access and help with reimbursement issues.

Allergan and Valeant have different business strategies. I want to assure you that our company and our employees will remain focused on the same priorities that have served our customers and our shareholders so well over the years. We recognize that, in a competitive marketplace, you have a choice in those products that you prescribe or recommend. I hope we can count on your continued support of our company, our employees and our products. Your vote of confidence in us – by continuing to choose Allergan products – helps keep us strong.

We will keep you informed of further developments related to this matter. In the meantime, please feel free to contact me at Pyott.David@allergan.com or your local sales representative with any questions or concerns or you can find additional information on www.allergan.com.

Sincerely,

David E.I. Pyott, CBE

Chairman of the Board & Chief Executive Officer